    As filed with the Securities and Exchange Commission on February 25, 2002
                                                  Registration No. 333-11137
                                                              811-1930

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                    Form N-3

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]

                          PRE-EFFECTIVE AMENDMENT NO.                        [_]

                         POST-EFFECTIVE AMENDMENT NO. 8                      [X]

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]

                                AMENDMENT NO. 36                             [X]

                      NEW ENGLAND VARIABLE ANNUITY FUND I
                           (Exact name of registrant)

                      METROPOLITAN LIFE INSURANCE COMPANY
                          (Name of insurance company)

                  One Madison Avenue, New York, New York 10010
          (Address of insurance company's principal executive offices)

              Insurance Company's Telephone Number: (212) 578-5364

    Name and Address of Agent for                       Copy to:
              Service:

                                                   John M. Loder, Esq.
        Gary A. Beller, Esq.                          Ropes & Gray
Senior Vice-President and General Counsel       One International Place
 Metropolitan Life Insurance Company       Boston, Massachusetts 02110-2624
         1 Madison Avenue
      New York, New York 10010

  It is proposed that this filing will become effective (check appropriate box):

    [_] immediately upon filing pursuant to paragraph (b)

    [_] on (date) pursuant to paragraph (b)

    [_] 60 days after filing pursuant to paragraph (a)(1)

    [X] on May 1, 2002 pursuant to paragraph (a)(1)

    [_] 75 days after filing pursuant to paragraph (a)(2)

    [_] on (date) pursuant to paragraph (a)(2) of rule 485.

  Title of Securities Being Registered: Individual Variable Annuity
  Contracts.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             PROSPECTUS
                             NEW ENGLAND VARIABLE ANNUITY FUND I
                             Individual Variable Annuity Contracts
                             ---------------------------------------------------
                             Issued by
                             Metropolitan Life Insurance Company
                             One Madison Avenue, New York, New York 10010

                             Designated Office:



                             Annuity Administrative Office


                             P.O. Box 14594


                             Des Moines, IA 50306-3594



                                  MAY 1, 2002



   This prospectus describes individual variable annuity contracts for individuals and certain qualified and nonqualified retirement plans. Deferred contracts can be purchased with either a single payment or flexible payments, and immediate contracts can be purchased with a single payment. We invest net purchase payments in New England Variable Annuity Fund I (the "Fund"), a separate investment account of Metropolitan Life Insurance Company (the "Company", "we", "us" or "our"). The investment objective of the Fund is growth of capital through investment primarily in equity securities of a diversified group of companies and industries. The Fund intends to achieve its investment objective by investing exclusively in shares of the MetLife Stock Index Portfolio (the "Portfolio") and its investment experience will correspond directly with the investment experience of the Portfolio.


   New England Mutual Life Insurance Company initially issued the contracts. New England Mutual merged into us on August 30, 1996.

   We currently are not offering any new contracts. However, holders of existing flexible payment deferred contracts may continue to make purchase payments.


   Please read this prospectus carefully and keep it for reference. This prospectus contains information that you should know before investing. Please also read the prospectus of the Portfolio, which is attached to the back of this prospectus. You can obtain a Statement of Additional Information ("SAI") dated May 1, 2002. The SAI, which contains additional information about the Fund, is filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference in this prospectus. The Table of Contents for the SAI is on page 22 of this prospectus. For a free copy of the SAI, write or call New England Securities Corporation, 399 Boylston Street, Boston, Massachusetts 02116, 1-800-435-4117.


   New England Securities Corporation, an indirect subsidiary of the Company, serves as principal underwriter for the Fund.

    NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE CONTRACTS OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
SPECIAL TERMS USED IN THIS PROSPECTUS
--------------------------------------------------------------------------------

   Annuitant: the person on whose life the variable annuity contract is issued ("you" if the contract is not owned by an individual).

   Fund: a separate investment account of the Company through which amounts attributable to the variable annuity contracts are aggregated and invested.

   Payee: any person entitled to receive payments under the contract. The term includes (1) an Annuitant, (2) a beneficiary or contingent beneficiary who becomes entitled to death proceeds, or (3) you, on surrender or partial surrender of the contract.

   Contractholder: the person or entity with legal rights of ownership in the contract ("you").

   Deferred Contract: a variable annuity contract in which annuity payments begin on a selected future maturity date.

   Immediate Contract: a variable annuity contract in which annuity payments begin at a date agreed upon by us and you. This date is normally the date the purchase payment is applied.

   Purchase Payments:  amounts paid to us to purchase a variable annuity.

   After-tax Purchase Payments: the balance of purchase payments remaining after deducting any applicable state premium taxes.

   Net Purchase Payments: the balance of purchase payments remaining after deducting (1) any applicable state premium taxes and (2) sales and administrative expenses.

   Accumulation Period: the period during which amounts are accumulated under a deferred annuity contract before application under a payment option.

   Annuity Period: the period beginning when amounts accumulated under a deferred annuity contract are applied under a payment option. An immediate annuity contract is always in the annuity period.

   Accumulation Unit: an accounting device used to calculate the contract value before annuity payments begin.

   Annuity Unit: an accounting device used to calculate the dollar amount of annuity payments.

   Maturity Date:  the date on which annuity payments are scheduled to begin.


   Designated Office: Our Designated Office for requests and elections, and communications regarding death of the Annuitant or Contractholder is Annuity Administrative Office P.O. Box 14594 Des Moines, IA 50306-3594, (800) 435-4117. Our Designated Office for the receipt of Purchase Payments is P.O. Box 75099, Chicago, IL 60675-5099.

--------------------------------------------------------------------------------
                                  HIGHLIGHTS
--------------------------------------------------------------------------------

   VARIABLE ANNUITY CONTRACTS -- The variable annuity contracts are for use by individuals and with certain retirement plans that qualify for tax-benefited treatment.

   For any tax qualified account, e.g. 401(k) plan or IRA, the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring an annuity contract within a qualified plan.

   The basic objective of the contracts is to provide annuity payments that will tend to conform to changes in the cost of living more closely than a fixed annuity would. To achieve this goal, annuity payments are based on the changing values of the Fund's assets.

   THE COMPANY -- The contracts were originally issued by New England Mutual. On August 30, 1996, New England Mutual merged into us. New England Mutual's separate corporate existence then ended, and we assumed legal ownership of all of the assets of New England Mutual, including the Fund and its assets. As a result of the merger, we are responsible for all of New England Mutual's liabilities and obligations, including those created under the contracts. The contracts now are variable contracts funded by a separate account, and each Contractholder has become one of our policyholders. The merger is not expected to have any adverse tax consequences on you or other contractholders.




   THE FUND'S STRUCTURE -- Effective May 1, 2002, the Fund's investment advisory agreement with Capital Growth Management Limited Partnership ("CGM") terminated and the Fund became a feeder fund that invests all of its assets in the Portfolio. The Fund no longer pays management fees to an investment adviser, but bears the expenses of the Portfolio in proportion to the Fund's assets invested in the Portfolio. The Portfolio pays a management fee equal to an annual rate of .25% of the Portfolio's daily net assets. (See "Management and Deductions.")


   PURCHASE OF VARIABLE ANNUITY CONTRACTS -- No new contracts are being offered at this time, but if you hold an existing flexible payment deferred contract, you may continue to make purchase payments. In certain states, a premium tax charge may be deducted from the purchase payment. (In other states, a premium tax may be deducted from the contract value when annuity payments begin. The maximum premium tax is 3.5%.) We then make a deduction for sales and administrative expenses from each after-tax purchase payment. Such expenses may aggregate up to 9% of the after-tax purchase payment for flexible payment deferred contracts and 8% of the after-tax purchase payment for single purchase payment deferred or immediate contracts. The deduction from any purchase payment for sales expenses will not exceed 6% of the after-tax payment. Reduced sales charges apply in certain cases. (See "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes.")

   OTHER DEDUCTIONS -- We are compensated for the mortality and expense risks associated with the contracts by daily deductions from the Fund's net assets equal to, on an annual basis, a maximum of .9490% for deferred contracts and ..6935% for immediate contracts. (See "Mortality and Expense Risks and Deductions.")

   SURRENDER OF CONTRACT -- Before annuity payments begin, you may surrender the contract without charge for its cash value or for other types of early payment. (See "Surrender (Redemption) Proceeds" under "Accumulation Period (Deferred Contracts).")

--------------------------------------------------------------------------------
                                 EXPENSE TABLE
--------------------------------------------------------------------------------

   The following table lists the charges and expenses that you will incur as a Contractholder. The items listed include charges deducted from purchase payments and charges assessed against the Fund's assets. The purpose of the table is to help you understand the various direct and indirect costs and expenses that you will incur.(1)

CONTRACTHOLDER TRANSACTION EXPENSES

                                                                      FLEXIBLE PURCHASE      SINGLE PURCHASE
                                                                      PAYMENT CONTRACTS     PAYMENT CONTRACTS
                                                                      -----------------   ---------------------
Sales Load Imposed on Purchases (as a percentage of purchase payments
  after deduction of any applicable premium tax)(2)..................         6.0%        6.00% of first $5,000
                                                                                          3.75% of next $95,000
                                                                                          1.75% of excess
Administrative Charge Imposed on Purchases (as a percentage of each purchase payment after deduction of any applicable premium tax)....  3.00% of first $46 2.00% of first $5,000
                                                                        2.00% of excess   0.25% of excess

ANNUAL OPERATING EXPENSES
  (as a percentage of average net assets)(3)

                Management Fee(4)........................ 0.25%
                Expense Risk Fee......................... 0.11%
                Mortality Risk Fee(5).................... 0.84%
                Other Expenses(6)........................ 0.10%
                                                          ----
                   TOTAL ANNUAL OPERATING EXPENSES(7)(8). 1.30%



EXAMPLE (9)


   There are no extra expenses if you surrender or annuitize your contract. At the end of the time periods listed below, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets:


                                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                         ------ ------- ------- --------
  For a flexible purchase payment deferred contract:       $       $       $       $
  For a single purchase payment deferred contract(10):     $       $       $       $

--------
   NOTES:

 (1) All charges and expenses apply for the duration of the contracts, except that the mortality and expense risk fees do not apply during the annuity period if you elect to transfer the proceeds of the contract from the Fund to our general assets. (See "Fixed Payment Options.")


 (2) Premium taxes are not charged in all states and vary in amount from state to state. The maximum premium tax currently deducted by us is 3.5%. In most states, we deduct the premium tax from the contract value when you elect to begin annuity benefits, rather than from purchase payments when we receive them. (See "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes.")


 (3) We have rounded the percentages shown in the Annual Expenses portion of the table to the nearest hundredth of a percent. (See "Deductions from Fund Assets.")


 (4) Reflects the management fee of the Portfolio. Prior to the Fund's change in structure on May 1, 2002 to a feeder fund that invests all of its assets in the Portfolio, the Fund paid a management fee of .31%.


 (5) The fee shown is for a deferred contract. The mortality risk fee for an immediate contract is 0.58% of the Fund's average net assets. Therefore, total annual expenses for an immediate contract would be lower than for a deferred contract. (See "Mortality and Expense Risks and Deductions.")




 (6) Reflects the sum of the other expenses of the Fund and the Portfolio incurred during the year ended December 31, 2001.


 (7) The Company has undertaken to bear certain of the Fund's expenses that exceed the amounts permitted under the contracts to be deducted from Fund assets. The Company will bear Fund expenses to the extent the advisory fee and other expenses of the Portfolio borne by the Fund, together with any expenses borne directly by the Fund (other than brokerage commissions, certain taxes and expenses of the Fund's Board of Managers, including the auditing of Fund assets), exceed .3066% of the Fund's average daily net assets.


 (8) The annual operating expenses shown reflect the expenses of both the Fund and the Portfolio in which the Fund invests its assets. (See "Management and Deductions.") The expense information in the table has been restated to reflect the current fees of the Fund under its master-feeder fund structure.


 (9) You should not consider the Example to be a representation of past or future expenses. Actual expenses may be greater or less than those shown. The figures assume that no premium tax has been deducted. Also, we have rounded all expense amounts to the nearest dollar.


(10) The minimum purchase payment for a single purchase payment contract is $2,000. However, we are not offering new contracts at this time.

                      PER UNIT INCOME AND CAPITAL CHANGES
         (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD)

   (The 1997, 1998, 1999, 2000 and 2001 information in this table comes from financial statements audited by Deloitte & Touche LLP, independent accountants, whose report accompanies the financial statements of the Fund.



                                                                      YEAR ENDED DECEMBER 31
                                         -------------------------------------------------------------------------------
                                         2001  2000     1999    1998    1997     1996    1995    1994     1993    1992
                                         ---- -------  ------- ------- -------  ------- ------- -------  ------- -------
Income and expenses:

  Total investment income...............      $   .76  $   .60 $   .50 $   .29  $   .28 $   .24 $   .29  $   .16 $   .25

  Operating expenses....................          .49      .44     .38     .32      .24     .19     .16      .15     .14
                                          -   -------  ------- ------- -------  ------- ------- -------  ------- -------

  Net investment income (loss)..........      $   .27  $   .16 $   .12 $  (.03) $   .04 $   .05 $   .13  $   .01 $   .11
                                          -   -------  ------- ------- -------  ------- ------- -------  ------- -------

Capital changes:

  Net investment income (loss)..........      $   .27  $   .16 $   .12 $  (.03) $   .04 $   .05 $   .13  $   .01 $   .11

  Net realized and unrealized gains
   (losses) on investments..............        (1.25)    5.54    7.91    4.50     3.52    4.57   (1.08)    1.26    (.37)
                                          -   -------  ------- ------- -------  ------- ------- -------  ------- -------

  Net increase (decrease) in
   accumulation unit value..............         (.98)    5.70    8.03    4.47     3.56    4.62    (.95)    1.27    (.26)

Accumulation unit value at
 beginning of period....................        38.28    32.58   24.55   20.08    16.52   11.90   12.85    11.58   11.84
                                          -   -------  ------- ------- -------  ------- ------- -------  ------- -------

Accumulation unit value at end of period       $37.30   $38.28  $32.58  $24.55   $20.08  $16.52 $ 11.90  $ 12.85 $ 11.58
                                          -   -------  ------- ------- -------  ------- ------- -------  ------- -------

Ratio of operating expenses to
 average net assets (%).................         1.31     1.30    1.34    1.35     1.34    1.35    1.26     1.26    1.25

Ratio of net investment income (loss) to
 average net assets (%).................          .74      .48     .44    (.09)     .22     .34    1.06      .11     .98

Portfolio turnover (%)..................       267.45   204.32  195.15  209.18   196.25  228.26  139.43   154.15  171.55

Number of accumulation units
 outstanding at end of period
 (in thousands).........................        1,514    1,805   2,220   2,694    3,013   3,399   4,038    4,411   5,104



--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

   The financial statements of the Fund and our financial statements are included in the Statement of Additional Information.

--------------------------------------------------------------------------------
                               FUND PERFORMANCE
--------------------------------------------------------------------------------


   The average annual total return of the Fund illustrated below is based upon accumulation unit values for the 1, 5 and 10 year periods ending December 31, 2001. Calculations are based on a single investment of $1,000 assumed to be made at the beginning of each period shown. These calculations reflect the maximum sales and administrative load of 9% of the first $46 and 8% of the balance. These calculations do not include any premium tax charges, which apply in certain states and would reduce the results shown. The net amount (the Net Purchase Payment) is divided by the accumulation unit value at the beginning of each of the 1, 5 and 10 year periods to arrive at the number of accumulation units held during each period. The units held are multiplied by the accumulation unit value on December 31, 2001 to arrive at the contract value. The average annual total return is the annual compounded rate of return that would produce the contract value on December 31, 2001.


                          AVERAGE ANNUAL TOTAL RETURN


                     Period Ending December 31, 2001
                         1 Year.....................
                         5 Years....................
                        10 Years....................


   Effective May 1, 2002, the Fund terminated its investment advisory agreement with CGM and became a feeder fund that invests all of its assets in the Portfolio. The performance information shown above reflects the management of CGM before the change in the Fund's structure.


   The Fund's Annual and Semi-Annual Reports also illustrate historical investment performance by showing the percentage change in the unit value without reflecting the impact of any sales and administrative charges. The average annual total returns shown above are lower than the historical investment performance for the same periods because average annual total returns reflect sales and administrative charges. The percent change in unit value represents the increase in contract value that would occur if you did not make any purchase payments or surrenders during the year. The Reports show the percent change in unit value for every calendar year since inception of the Fund. Additionally, the Reports show the percent change in unit value from inception of the Fund to the date of the report and for the 20, 15, 10, 5, and 1 year periods ending with the date of the Report. The percentage change is calculated by dividing the difference in unit values at the beginning and end of the period by the beginning unit value.

--------------------------------------------------------------------------------
DESCRIPTION OF THE COMPANY AND THE FUND
--------------------------------------------------------------------------------


  We are a life insurance company and wholly-owned subsidiary of MetLife, Inc., a publicly traded company, whose principal office is at One Madison Avenue, New York, N.Y. 10010. We were organized in 1868 under the laws of the State of New York and have engaged in the life insurance business under our present name since 1868. We operate as a life insurance company in all 50 states, the District of Columbia, Puerto Rico and all provinces of Canada. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and group customers. The MetLife companies serve approximately nine million individual households in the U.S. and companies and institutions with 33 million employees and members. They also have international insurance operations in 14 countries.


  The contracts were originally issued by New England Mutual. On August 30, 1996, New England Mutual merged into us, and we acquired the Fund and assumed the liabilities and obligations under the contracts.


  New England Life Insurance Company, which was a subsidiary of New England Mutual and became a subsidiary of us as a result of the merger, provides administrative services for the contracts and the Fund. These administrative services include maintenance of your records and accounting, valuation, regulatory and reporting services. New England Life, c/o Annuity Administrative Office P.O. Box 14594 Des Moines, IA 50306-3594 is our designated office for requests and elections, and communications regarding death of the Annuitant or Contractholder, as further described below. Our Designated Office for the receipt of Purchase Payments is P.O. Box 75099, Chicago, IL, 60675-5099.


  New England Mutual established the Fund in 1969 as a separate investment account under Massachusetts law. The Fund is currently a separate investment account of ours, subject to New York law. The Fund is registered as an open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Fund meets the definition of a "separate account" under Federal securities laws.

  The variable annuity contracts provide that the assets in the Fund shall not be chargeable with liabilities arising out of any other business that we may conduct. The income and realized and unrealized capital gains or losses of the Fund must be credited to or charged against the Fund without regard to our other income and capital gains or losses. The obligations arising under the variable annuity contracts are general corporate obligations for us.

  The Fund is managed by its Board of Managers, which is elected by you and the other Contractholders in accordance with the 1940 Act. The affairs of the Fund are conducted in accordance with Rules and Regulations adopted by the Board.

  The Rules and Regulations of the Fund permit it to reorganize and qualify as a unit investment trust or to terminate registration under the 1940 Act. In each case, approval by a majority vote of the Contractholders is needed, as well as any necessary approval of the SEC.

--------------------------------------------------------------------------------
THE VARIABLE ANNUITY CONTRACTS
--------------------------------------------------------------------------------

  You may make one or more Purchase Payments to the Company. If you have a deferred contract, each Net Purchase Payment is credited to your contract in the form of Accumulation Units. If you have an immediate contract, the Net Purchase Payment is credited in the form of Annuity Units. The value of these Units fluctuates in accordance with the net investment results of the Fund.

A.  HOW CONTRACT PURCHASE PAYMENTS MAY BE MADE

  The initial Purchase Payment for a flexible payment deferred contract must be at least $10. Thereafter, Purchase Payments of $10 or more may be made at any time. We may, however, limit the amount of Purchase Payments made in any contract year to three times the anticipated annual contribution specified by you in your contract application. After your first Purchase Payment, you are not required to make any further payments to keep the contract in force.

B.  ACCUMULATION UNIT VALUES, ANNUITY UNIT VALUES AND NET INVESTMENT FACTORS

  Accumulation Unit Values are used to value deferred contracts during the Accumulation Period, as described below in C. 2 of this section under the caption "Accumulation Period (Deferred Contracts)--Contract Value." Annuity Unit Values are used to determine the number of Annuity Units credited under a variable payment option at annuitization and the amounts of payments made pursuant to a variable payment option during the Annuity Period. Accumulation Unit Values and Annuity Unit Values are determined after the close of the New York Stock Exchange on each day it is open for trading. The calculation is made by multiplying the current Accumulation Unit Value or Annuity Unit Value, as the case may be, by the appropriate Net Investment Factor determined as of the closing of the New York Stock Exchange on that day. To determine a Net Investment Factor, the Fund takes into account (1) the investment income paid or accrued on its assets since the previous determination of such Net Investment Factor, plus or minus realized and unrealized capital gains or losses during such period, and (2) deductions for any taxes paid or reserved due to the income and realized and unrealized capital gains on assets of the Fund, other expenses paid by the Fund, expense risk charge and mortality risk charge. The formulas for determining Net Investment Factors are described under the caption "Net Investment Factor" in the Statement of Additional Information. The Net Investment Factor used to determine current Annuity Unit Values for immediate contracts will differ from the Net Investment Factor used to determine current Accumulation Unit Values during the Accumulation Period and Annuity Unit Values during the Annuity Period for deferred contracts. This is because we make different deductions for mortality risk assumptions for each type of contract.


  The Fund's assets are expected to consist primarily of shares of the Portfolio. The Fund will value its shares of the Portfolio based on the net asset value per share determined daily by the Portfolio. Any other assets held by the Fund are valued at fair value as determined in good faith by the Board of Managers.


C.  ACCUMULATION PERIOD (DEFERRED CONTRACTS)

1. How Accumulation Units are Calculated

  During the Accumulation Period, each Net Purchase Payment is credited to your contract in the form of Accumulation Units. The number of Accumulation Units credited is equal to the Net Purchase Payment divided by the value of an Accumulation Unit next determined following receipt of the Purchase Payment at our Designated Office.

2. Contract Value

  The value of your contract during the Accumulation Period is determined by multiplying the total number of Accumulation Units credited to your contract by the current value of an Accumulation Unit (the "Accumulation Unit Value").

3. Surrender (Redemption) Proceeds

  While the Annuitant is living, you may surrender your contract for its value in cash during the Accumulation Period or apply the value under a fixed or variable payment option during the Accumulation Period. (See "Annuity Payment Options Available" and "General Limitations on Options.") Your request for surrender must be in writing. We must receive your request at our Designated Office prior to the Maturity Date or the death of the Annuitant (whichever is earlier). We normally pay surrender proceeds within seven days, subject to our right to suspend payments under some circumstances described below. You also may make a partial surrender or withdrawal in the same manner. We are not required to permit a partial surrender or withdrawal that would reduce the contract value to less than $200. Further, the Federal tax laws impose penalties upon, and in some cases prohibit, certain premature distributions from the contracts. (See "Federal Income Tax Status.")

  When we receive a request for surrender, we will cancel the number of Accumulation Units necessary to equal the dollar amount of the withdrawal. Surrenders will be based on Accumulation Unit Values next determined after the surrender request is received at our Designated Office or, if payment is to be made under a payment option, at a later date as may be specified in the surrender request.

  Surrender proceeds will be increased accordingly if surrender of a contract results in a credit against the premium tax liability of the Company.

  The Fund may suspend the right of surrender or redemption and may postpone payment when:

 . the exchange is closed on dates other than weekends or holidays,

 . permitted by the rules of the SEC during periods when trading on the exchange is restricted,

 . an emergency makes it impracticable for the Fund to dispose of its securities or to determine the value of its net assets fairly, or

 . permitted by the SEC for the protection of investors.

  No redemption is permitted in connection with a contract issued pursuant to the Optional Retirement Program of The University of Texas System prior to the Annuitant's death, retirement, or termination of employment in all institutions of higher education.

  If contracts are issued in connection with retirement plans, you should refer to each contract and the terms of the applicable plan or trust regarding limitations or restrictions on surrender for cash or other forms of early settlement. You also should pay careful attention to tax consequences. (See "Federal Income Tax Status.")

4. Death Proceeds

  If the Annuitant or Contractholder dies during the Accumulation Period under a deferred contract, we will pay to the beneficiary the contract's death proceeds after we receive due proof of death. Death proceeds are equal to the greater of (1) all Purchase Payments made, without interest, adjusted for any partial surrenders, and (2) the value of the contract next determined on the date when due proof of death is received at our Designated Office or the date on which you make written election of payment at our Designated Office (whichever is later). (See restrictions on payment options imposed by Section 72(s) of the Internal Revenue Code of 1986, as amended ("the Code"), discussed below.)

  Death proceeds are paid in cash or applied to one or more of the fixed or variable methods of payment available (see "Annuity Payment Options Available"), depending upon the election made by you during your life (or if applicable, the life of the Annuitant). Such an election, particularly in the case of contracts issued for tax qualified retirement plans, is subject to any applicable requirements of Federal tax law. If you have not made such an election, payment will be in a single sum, unless the beneficiary elects an annuity payment option within 90 days after we receive due proof of the Annuitant's or Contractholder's death. Whether and when you make such an election could affect when you are deemed to have received the contract's death proceeds under the tax laws.


  In general, Section 72(s) of the Code requires that, in order to qualify as annuities under Section 72 of the Code, all contracts (1) issued after January 18, 1985 and (2) not for use with various tax qualified retirement plans, must have limitations on the period during which payments from the contract may be made upon the death of the Contractholder or Annuitant. Please refer to your contract for a description of these limitations. There are rules comparable to
Section 72(s) that govern the timing of payments after the death of the Annuitant for tax-benefited retirement plans. (See discussion under heading "Distributions from the Contract" on page 18 of this prospectus.)


  Deferred contracts subject to the law of Texas issued before May 1, 1978 contain a special death benefit provision. Please refer to such contracts for a description of this provision.

D.  ANNUITY PERIOD (DEFERRED AND IMMEDIATE CONTRACTS)

  The Annuity Period for a deferred contract begins when amounts accumulated under the contract are applied under an annuity payment option. An immediate contract is always in the Annuity Period.

1. Choice of Retirement Date and Annuity Payment Option

  If a contract is used in connection with tax qualified retirement plans, please refer to the terms of the particular plan. Such plan will ordinarily provide for a time when benefits must begin, the period during which such payments may be made, the payment options that may be selected, and the minimum annual amounts of such payments.

  A. DEFERRED CONTRACTS

  When you apply for a deferred contract, ordinarily you select (1) a retirement date (Maturity Date) on which we will begin to make annuity payments and (2) a form of payment option. (See "Annuity Payment Options Available.") You may select any of the annuity payment options on a fixed or variable basis, or a combination of both. You may (within the limits of the retirement plan, if your contract is issued in connection with such a plan) defer the Maturity Date or change the annuity payment form at any time before annuity payments would otherwise have begun. You also may surrender the contract in whole or in part at any time before or on the Maturity Date.

  B. IMMEDIATE CONTRACTS

  Under immediate contracts, annuity payments begin on a date mutually agreed upon by us and you, normally the date that the Purchase Payment is applied to the contract. Only the Single Life Annuity and Joint Life Annuity Options are available under these contracts, and only on a variable payment basis (see "Annuity Payment Options Available"). The purchaser of an immediate contract may, at any time before the first annuity payment, surrender the contract for the surrender proceeds, which would be the amount of assets established in the Fund to meet the obligation for future annuity payments under the contract. Payment of surrender proceeds is made in the same manner as under deferred contracts. (See "Surrender (Redemption) Proceeds.")

2. Sex-Neutral Contracts

  In 1983, the United States Supreme Court ruled that annuity benefits derived from contributions made to certain employer-sponsored plans on or after August 1, 1983 must be determined on a sex-neutral basis. Under the decision, benefits derived from contributions made prior to August 1, 1983 can continue to be calculated on a sex-distinct basis. The Court's decision does not affect nonemployer-related individual retirement accounts funded through the purchase of variable annuity contracts by an individual.

  Except as described below, the contracts use sex-neutral annuity rates if annuity payments under such contracts began after August 1, 1983. Sex-neutral annuity rates are the applicable male rates, whether the Payee is male or female. Sex-distinct annuity rates continue to apply only to contracts for which annuity payments began prior to August 1, 1983. (See "Variable Payment Options.")

  For contracts issued in New York or Oregon for use in situations not involving an employer-sponsored plan, we will calculate benefits on a sex-distinct basis.

3. Fixed and Variable Payment Options

  When you select an annuity payment option (see "Annuity Payment Options Available" below), you also may choose to apply annuity proceeds to a fixed payment option, a variable payment option or a combination of both. If you do not select a payment option by the Maturity Date, variable payments will be made while the Payee is living or for ten years, whichever is longer. (See "Annuity Payment Options Available" below.)

  A. FIXED PAYMENT OPTIONS

  Fixed payment options are available only under deferred contracts. We will transfer all proceeds applied under fixed payment options from the Fund to our general assets. These proceeds will no longer participate in or be affected by the investment performance of the Fund.

  When the option selected involves a life contingency, the applicable annuity purchase rates vary depending on the particular annuity payment option selected and on the age of the Payee (and, where sex-neutral annuity rates do not apply, on the sex of the Payee). Annuity purchase rates are used to calculate the first payment received under a payout option.

  B. VARIABLE PAYMENT OPTIONS

  When a variable payment option is elected under a deferred contract, the proceeds (or the selected portion thereof) will be applied at the annuity purchase rates that we currently are using for immediate contracts, or at the annuity purchase rates stated in the contract, whichever are more favorable to the Payee. In the case of immediate contracts, the Net Purchase Payment is applied at our current variable annuity purchase rates.

  As in the case of fixed payment options, when the option selected involves a life contingency, the applicable annuity purchase rates vary depending on the particular annuity payment option selected and the age of the Payee (and where sex-neutral annuity rates do not apply, on the sex of the Payee). Under the variable payment options, however, payments may vary from month to month, depending upon the investment performance of the Fund.

  We determine the amount of the basic payment level by applying the appropriate annuity purchase rates to the proceeds used to provide the annuity. The amount of the initial variable annuity payment is the same as the basic payment level unless the contract is an immediate contract and the initial payment is due more than 14 days after the Net Purchase Payment is applied. The older the Payee, the greater the basic payment level, because the Payee's life expec-tancy, and thus the period of anticipated income payments, will be shorter. Under contracts with sex-distinct purchase rates, a given contract value will require a higher basic payment for a male Payee than for a female Payee, reflec-ting the longer life expectancy of females. If you have selected a payment option that provides for a refund at death of the Payee or that guarantees that payments will be made for a certain period after the death of the Payee, the contract value will produce a lower basic payment level.

  If you select an assumed interest rate, it will affect both the basic payment level and the amount by which subsequent payments to the Payee increase or decrease. If the net investment performance of the Fund is the same as the assumed interest rate, the monthly payments will remain level. If the net investment performance exceeds the assumed interest rate, the monthly payments will increase. Conversely, if the net investment performance is less than the assumed interest rate, the payments will decrease.

  Unless otherwise provided, we will assume an annual interest rate of 3.5%. If a 3.5% rate would trigger a first payment that is larger than permitted under applicable state law or regulation, then we will select a lower rate. Subject to our consent, and if permitted under applicable state law, you may elect a different annual assumed interest rate, up to 5%.

  Election of a higher assumed interest rate produces a larger initial payment, a more slowly rising series of subsequent payments when the actual net investment performance exceeds the assumed interest rate, and a more rapid drop in subsequent payments when the actual net investment performance is less than the assumed interest rate.

  We will continue to deduct "expense risk" and "mortality risk" charges from the Fund's assets after the Maturity Date if we make annuity payments under any variable payment option, including an option not involving a life contingency and under which we bear no mortality risk. (See "Mortality and Expense Risks and Deductions" below for an explanation of these risk charges.)

4. Annuity Payment Options Available

  A. PAYMENTS FOR SPECIFIED PERIOD (DEFERRED CONTRACTS ONLY)

  The proceeds may be paid in monthly payments for a definite number of years selected by you up to 30 years.

  B. SINGLE LIFE ANNUITY

  This option and the Joint Life Annuity option (see below) involve life contingencies, since they provide that payments will be made during the continuation of one or more lives.

    i. With No Period Certain

    We pay the proceeds in monthly payments during the life of the Payee. This form of Single Life Annuity option offers the maximum level of monthly payments under an option, payable over the entire life of the Payee. UNDER THIS FORM, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE PAYEE SHOULD DIE BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO ANNUITY PAYMENTS IF THE PAYEE SHOULD DIE BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT, AND SO ON.

   ii. With Period Certain

    This form of Single Life Annuity option is similar to the form described under i. above except that payments are guaranteed during the period elected. If the Payee should die prior to the end of that period, annuity payments will continue during the remainder of the period to the designated beneficiary. You may elect the period to be 120 months; 240 months; or, under variable payment options only, the nearest whole number of months equal to the amount applied to this option divided by the dollar amount of the basic payment level.

  C. JOINT LIFE ANNUITY

    i. With No Period Certain

    We pay the proceeds in monthly payments during the joint life of the Payee and a designated joint Payee, and thereafter during the remaining life of the survivor. UNDER THIS FORM OF JOINT LIFE ANNUITY OPTION, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF BOTH PAYEES SHOULD DIE BEFORE THE DUE DATE OF THE SECOND ANNUITY PAYMENT, TWO ANNUITY PAYMENTS IF BOTH SHOULD DIE BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT, AND SO ON.

   ii. With 120 Months Certain

    This form of Joint Life Annuity option is similar to the form described under i. above, except that the payments are guaranteed for a period of 120 months. If both the Payee and the joint Payee should die before the end of the period, annuity payments will be continued for the remainder of the period to the designated beneficiary.

  iii. With Reduced Payments to Survivor (No Period Certain)

    This form of Joint Life Annuity option is similar to the form described under i. above except that the payments to the survivor, which continue for the survivor's remaining life, are reduced to two-thirds of the amount that would have been payable if both Payees were still living. UNDER THIS FORM OF JOINT LIFE ANNUITY OPTION, IT WOULD BE POSSIBLE TO RECEIVE ONLY ONE ANNUITY PAYMENT IF BOTH PAYEES SHOULD DIE BEFORE THE DUE DATE

  OF THE SECOND ANNUITY PAYMENT, TWO ANNUITY PAYMENTS IF BOTH SHOULD DIE BEFORE THE DUE DATE OF THE THIRD ANNUITY PAYMENT, AND SO ON.

  D. OTHER METHODS OF PAYMENT


  In addition to the annuity payment options described above, you may select other methods of payment if we agree to the method selected.


5. General Limitations on Options

  In order to qualify as annuities under Section 72 of the Code, all contracts
(1) issued after January 18, 1985 and (2) not for use with various tax qualified retirement plans, limit the period over which payments from the contracts may be made on your death. Comparable rules govern the timing of payments after the death of the Annuitant in the case of tax-benefited retirement plans. Please refer to the discussion under "Death Proceeds."

  After you receive a payment under an option involving a life contingency, you may not change to another option unless we agree. Once annuity payments under such options begin, you cannot surrender the contract for a single sum cash payment. However, in the case of any such option involving a period certain, the successor Payee may, at any time after the death of the Annuitant (or both Annuitants in the case of a Joint Life Annuity), elect to surrender the contract for a single cash payment equal to the commuted value (which is calculated based on the Assumed Interest Rate) of all remaining unpaid payments. Under variable options which do not involve life contingencies (such as the Payments for Specified Period option), you may surrender the contract for the current value in cash of the Accumulation Units standing to its credit. Alternatively, if the amounts involved are adequate, they may be applied to any other payment option. Payment or application of surrender proceeds during the Annuity Period shall be in accordance with the procedures that apply to surrenders during the Accumulation Period. (See "Surrender (Redemption) Proceeds.") The election of any option, particularly in connection with contracts issued for tax qualified retirement plans, is subject to Federal tax law requirements, which may restrict your selection of beneficiaries and manner of payment. We recommend that you consult a qualified tax adviser before electing any option.

  Options shall be available only with our consent if the amount to be applied is less than $2,000. We may change the frequency of your payments to quarterly, semiannually or annually to bring the amount of each periodic payment to at least $20.

E.  OWNERSHIP RIGHTS UNDER THE CONTRACT

  During the Annuitant's lifetime, all rights under the contract belong solely to you unless otherwise provided. Such rights include the right to

 . change the beneficiary

 . change the payment option

 . assign the contract (subject to limitations)


 . exercise all other rights, benefits, options and privileges given by the contract or allowed by us. Transfer of ownership of your contract from a "pension plan" under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") to a non-spousal beneficiary may require spousal consent (both defined below under "Retirement Plans Offering Federal Tax Benefits").


  Qualified Plans and certain TSA Plans with sufficient employer involvement are considered "pension plans" under ERISA and are subject to rules under the Retirement Equity Act of 1984. These rules require that benefits from contracts purchased by a pension plan and distributed to or owned by a participant be provided in accordance with certain spousal consent, present value and other requirements that are not enumerated in the contract. Thus, the tax consequences of the purchase of the contracts by pension plans should be considered carefully.


  Contracts that are used with Qualified Plans contain restrictions on transfer or assignment that must be satisfied in order to assure continued eligibility for the favorable tax treatment. Such favorable tax treatment is described below under "Federal Income Tax Status." In accordance with these requirements, you may not change ownership of such a contract, nor may the contract be sold, assigned or pledged as collateral for a loan or for any other purpose except under certain limited circumstances. If you are contemplating a sale, assignment or pledge of the contract, you should carefully review the contract's provisions and consult a qualified tax adviser.


  If contracts are used in connection with retirement plans that do not qualify for tax-benefited treatment, such plans also may restrict your exercise of rights.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
--------------------------------------------------------------------------------

A.  OBJECTIVE AND POLICIES

The investment objective of the Fund is growth of capital through investment primarily in equity securities of a diversified group of companies and industries.




  The Fund pursues its investment objective by investing all of its assets, except for amounts held in cash to make payments, in shares of the Portfolio, a series of Metropolitan Series Fund, Inc., an open-end diversified investment company registered under the 1940 Act. The investment objective of the Portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Portfolio normally invests most of its assets in common stocks included in the S&P 500 Index, which are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the index for diversification purposes. The Portfolio is managed by purchasing the common stock of all the companies in the S&P 500 Index.



  In addition to common stock included in the S&P 500 Index, the Portfolio also invests, as a principal investment strategy, in securities index futures contracts and/or related options to simulate full investment in the S&P 500 Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the sub-investment manager generally will rebalance the Portfolio only if it deviates from the S&P 500 Index by a certain percent, depending on the company or industry, as applicable. The tracking performance of the Portfolio will be monitored through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. The Portfolio will attempt to target a correlation coefficient of at least .95.



  Equity securities are subject to price declines as well as advances, and the prices of such securities can decline when the cost of living is rising. Transaction costs, other Portfolio expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the S&P 500 Index. In addition, unlike many actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies and investors bear the risks of adverse market conditions. Many larger companies may not be able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.



  "Standard & Poor's", "S&P", "S&P 500", Standard & Poor's 500", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio or the Fund.



  In addition to the Fund, shares in the Portfolio are offered to the Company and its affiliated insurance companies to be held in separate accounts for use to support variable life insurance policies, variable benefit options and variable annuity contracts. The expenses and returns of these variable life insurance policies, variable benefit options and variable annuity contracts may differ from those of the Fund.



  The Fund's portfolio turnover rate was approximately 267% in 2000 and [ ]% in 2001, when the Fund was actively managed by CGM. The portfolio turnover rate of the Portfolio was 7% in 2000 and [ ]% in 2001. Although the portfolio turnover rate of the Fund may be high for the year 2002 as a result of the change in the Fund's investment strategies, it is expected that the portfolio turnover rate of the Fund will decrease after the Fund is invested in shares of the Portfolio. Higher levels of portfolio turnover may result in higher brokerage costs to the Fund.



  The Fund may change its investment objective and these investment policies without your approval.



  If the investment policies of the Fund and the Portfolio become inconsistent, the Fund's Board of Managers may decide what actions to take. Actions the Board of Managers may recommend include withdrawal of the Fund's assets from the Portfolio.



  There are risks inherent in the ownership of any security. There is no assurance that the Fund will achieve its investment objective. Because the Fund invests its assets in another investment company rather than in a portfolio of securities, the Fund's risks will correspond with the risks of the Portfolio.

  For a more complete description of the investment objective, policies and risks of the Portfolio, please review the attached prospectus of the Portfolio.




B.  RESTRICTIONS

  The investment restrictions set forth below are fundamental policies and may not be changed without approval by a majority vote of the Contractholders. Please refer to the Statement of Additional Information for a description of other investment restrictions. Some of those restrictions are fundamental policies that may not be changed without Contractholder approval, while others may be changed by the Board of Managers without Contractholder approval.

  The Fund will not:

   1. Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of a registered investment company) if, as a result of such purchase, more than 25% of the total assets of the Fund (as of the time of investment) would be invested in any one industry except to the extent permitted by applicable law, regulation or order; or

   2. Borrow money, except to the extent permitted by applicable law, regulation or order.

  In addition, Section 817(h) of the Code requires the investments of the Fund to be "adequately diversified" under Treasury Regulations. If there is a conflict between the restrictions listed above and the regulations under
Section 817(h), the regulations will control. (See discussion of the Section 817(h) regulations under "Special Rules for Annuities Used by Individuals or With Plans and Trusts Not Qualifying Under the Code for Tax-Benefited Treatment," on page 19 of this prospectus.)


  Please review the attached prospectus of the Portfolio for a description of the investment restrictions of the Portfolio.


--------------------------------------------------------------------------------
DEDUCTIONS AND EXPENSES
--------------------------------------------------------------------------------

A.  DEDUCTIONS FROM PURCHASE PAYMENTS FOR SALES AND ADMINISTRATIVE SERVICES AND
               PREMIUM TAXES

  New England Securities is the principal underwriter for the Fund under a distribution agreement among the Fund, New England Securities and us. We retain the deductions for sales expenses described below, except for amounts paid to New England Securities for services it performs and expenses it incurs as principal underwriter. Registered representatives of New England Securities receive commissions on the sale of flexible purchase payment contracts at a maximum rate of 5% of purchase payments.

  Under the terms of an administrative agreement between the Fund and us, we furnish or bear the expense of all legal, actuarial and accounting services, office space, facilities and equipment, services of executive and other personnel and all other administrative services necessary or appropriate to carry on the various functions of the Fund. We do not bear expenses attributable to sales activities, which are covered by the distribution agreement. To cover the cost of providing these services, we retain the deduction for administrative expenses described below.


  Under the provisions of the administrative agreement and the contracts, the following items are payable directly by the Fund (see "Accumulation Unit Values, Annuity Unit Values and Net Investment Factors"): (1) any taxes paid or reserved for the income and realized and unrealized capital gains on assets of the Fund, (2) fees for mortality and expense risks assumed and for investment advisory services, if any, (3) brokerage commissions and taxes, if any, for the purchase or sale of the Fund's portfolio securities, and (4) fees and expenses of the Board of Managers, including the auditing of Fund assets.


  Various states impose a premium tax on annuity purchase payments received by insurance companies. We may deduct these taxes from Purchase Payments and currently do so for contracts issued in South Dakota. Certain states may require or allow us to pay the premium tax when you elect to begin receiving annuity benefits, rather than when we receive Purchase Payments. In those states we may deduct the premium tax on the date when annuity payments begin. The maximum premium tax currently deducted is 3.5%. In the future, we may deduct premium taxes if required by state insurance tax law, or the applicable premium tax rates may change.

  Surrender of a contract may result in a credit against our premium tax liability in some states. If this happens, your surrender proceeds will be increased accordingly.

  Premium tax rates may be changed by law, administrative interpretations or court decisions. Premium tax amounts will depend on, among other things, the state of residence of the Annuitant and state insurance tax law.

  Sales and administrative expenses are deducted from each After-tax Purchase Payment. The remaining amount is the Net Purchase Payment. We expect that the deductions for sales expenses will cover sales expenses over the life of the contracts. Any sales expenses not covered by the deduction for sales expenses, will be recovered from our general account, including any income derived from the mortality and expense risk deductions (see "Mortality and Expense Risks and Deductions").

  Deductions from each After-tax Purchase Payment for sales and administrative expenses are set out in the table below:

   Deductions Applicable to Flexible Purchase Payment Contracts

    Portion of Total
    After-Tax Purchase                                          Deduction
          Payment           Deductionfor SalesExpenses  forAdministrativeExpenses       TotalDeduction

        First $46                     6.0%                        3.0%                       9.0%
         Balance                      6.0%                        2.0%                       8.0%

Deductions Applicable to Single Purchase Payment Contracts

    Portion of Total
    After-Tax Purchase                                          Deduction
          Payment           Deductionfor SalesExpenses  forAdministrativeExpenses       TotalDeduction
      First $5,000                    6.00%                       2.00%                      8.0%
      Next $95,000                    3.75%                       0.25%                      4.0%
         Balance                      1.75%                       0.25%                      2.0%

  Under contracts sold to the following persons, purchase payments will be subject to the usual deductions for administrative expenses and premium taxes, if any, but will not be subject to any deductions for sales expenses:

 . certain present and retired employees and certain current and former directors and trustees (including members of the Board of Managers of the Fund) of New England Mutual and NELICO and mutual funds sponsored by NELICO

 . current and retired agents and general agents of New England Mutual and NELICO and their insurance company subsidiaries

 . certain current and retired employees of such agents and general agents

 . the surviving spouses of the employees, agents and general agents listed above

 . any retirement plan or trust for the benefit of the persons listed above.

B.  DEDUCTIONS FROM FUND ASSETS


1.  Management and Deductions





  Effective May 1, 2002, the Fund's investment advisory agreement with CGM terminated. As the Fund became a feeder fund that invests all of its assets in the Portfolio, the Fund no longer engages an investment adviser. The investment of the assets of the Fund in shares of the Portfolio is supervised by the Fund's Board of Managers.



  MetLife Advisers, LLC ("MetLife Advisers"), 501 Boylston Street, Boston, Massachusetts 02116, serves as the investment adviser to all of the series of the Metropolitan Series Fund, Inc., including the Portfolio. An indirect wholly-owned subsidiary of the Company owns all of the voting securities of MetLife Advisers. MetLife Advisers has contracted with the Company to serve as the sub-investment manager to the Portfolio. The Company manages its own investment assets and those of certain affiliated companies and other entities.
As of December 31, 2001, the Company had $[    ] billion in assets under
management.

  The Fund will bear a portion of the investment advisory fee of MetLife Advisers through its investment in the Portfolio. The Portfolio pays MetLife Advisers a fee at the annual rate of .25% of the average daily net assets of the Portfolio.





  The Company has undertaken to bear certain of the Fund's expenses that exceed the amounts permitted under the contracts to be deducted from Fund assets. The Company will bear Fund expenses to the extent the advisory fee and other expenses of the Portfolio borne by the Fund, together with any expenses borne directly by the Fund (other than brokerage commissions, certain taxes and expenses of the Fund's Board of Managers, including auditing of Fund assets), exceed .3066% of the Fund's average daily net assets.


2.  Mortality and Expense Risks and Deductions

  We assume the "expense risk" and the "mortality risk" under the contracts, for which we receive deductions from Fund assets.

  The "expense risk" is the risk that the deductions for sales and administrative expenses, and the deductions for investment advisory services, may be insufficient to cover the actual cost of such items.

  The "mortality risk" has two elements: (1) a "life annuity mortality risk" and, in the case of deferred contracts, (2) a "minimum death refund risk."

  Under the "life annuity mortality risk," we agree to make annuity payments under options involving life contingencies regardless of how long a particular Annuitant or other Payee lives and regardless of how long all Annuitants or other Payees as a class live.

  Under deferred contracts, we also assume a "minimum death refund risk" by providing that a death benefit will be payable upon death of the Annuitant during the Accumulation Period. (See "Death Proceeds" for a description of the death benefit payable.)

  For assuming these risks, we make the following daily deductions from the Fund's net assets:

  (1) For deferred contracts: .00260% (.9490% on an annual basis consisting of ..8395% for mortality risk assumptions and .1095% for expense risk assumptions).

  (2) For immediate contracts: .00190% (.6935% on an annual basis consisting of ..5840% for mortality risk assumptions and .1095% for expense risk assumptions).

  The percentage of these deductions will not increase over the life of your contract.

C.  TOTAL EXPENSES


  For the year ended December 31, 2001, when the Fund was actively managed by CGM, the Fund's total operating expenses equalled 1.30% of its average net assets. The Fund's operating expenses under the master-feeder fund structure effective May 1, 2002 are set out in the Expense Table on page 4.




--------------------------------------------------------------------------------
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS
--------------------------------------------------------------------------------

  The Federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the contracts, include:


1. Plans qualified under Section 401(a), 401(k) plans also qualified under 401(a) or 403(a) of the Code ("Qualified Plans");


2. Annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans");


3. Individual retirement accounts or annuities adopted by or on behalf of individuals pursuant to Section 408(a) (both of which may be referred to as "Traditional IRAs"), or pursuant to Section 408A of the Code ("Roth IRAs") including simplified employee pension plans and salary reduction simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs");


4. Eligible deferred compensation plans (within the meaning of Section 457 of the Code) for employees of state and local governments and tax-exempt organizations ("Section 457 Plans"); and

5. Governmental plans (within the meaning of Section 414(d) of the Code) for governmental employees, including Federal employees ("Governmental Plans").

  You should consult a qualified tax adviser regarding (1) the suitability of the contracts as a funding vehicle for tax qualified retirement plans, (2) the rules underlying such plans, and (3) state and Federal tax aspects of such plans.

  A summary of the Federal tax laws regarding contributions to, and distributions from, the above tax-benefited retirement plans is presented below under the heading "Special Rules for Annuities Purchased for Annuitants under Retirement Plans Qualifying for Tax-Benefited Treatment." If a tax-benefited retirement plan lost its qualification for tax-exempt status, employees would lose some of the tax benefits described here.


  In the case of many TSA Plans under Section 403(b)(1) of the Code, and in the case of Traditional IRAs purchased under Section 408(b) of the Code, the contracts comprise the retirement "plan" itself. These contracts will be endorsed, if necessary, to comply with Federal and state legislation governing such plans, and such endorsements may alter certain contract provisions. Please refer to the contracts and any endorsements for more complete information.



--------------------------------------------------------------------------------
FEDERAL INCOME TAX STATUS
--------------------------------------------------------------------------------

This discussion is a general description of the Federal income tax aspects of the variable annuity contracts. It is not intended as tax advice. For more complete information, you should consult a qualified tax adviser.

A.  TAX STATUS OF THE COMPANY AND THE FUND

  We are taxed as a life insurance company under the Code. The Fund and its operations are part of our total operations and are not taxed separately. Under current law, no taxes are payable on the investment income and capital gains of the Fund. Such income and gains are retained in the Fund and will not be taxable until the Annuitant or the Annuitant's beneficiary receives annuity payments or other distributions.

  If the law changes so that the assets, investment income or capital gains of the Fund are subject to taxes, the contracts provide that we may make an appropriate charge or reserve against the assets of the Fund for such taxes.

B.  TAXATION OF THE CONTRACTS

  The contracts are considered annuity contracts taxed under Section 72 of the Code. Generally Section 72 provides that you are not taxed on increases in the value of the contracts until the Annuitant or beneficiary receives annuity payments. (Exceptions to this rule are discussed below under "Special Rules for Annuities Used by Individuals or with Plans and Trusts Not Qualifying Under the Code for Tax-Benefited Treatment.")

  Under Section 72, to the extent there is an "investment" in an annuity contract, a portion of each annuity payment is excluded from gross income as a return of such investment. The balance of each annuity payment is includible in gross income and taxable as ordinary income. In general, contributions made to an annuity contract that are deductible by the contributor and earnings on all contributions to the annuity contract will not constitute an "investment" in the annuity contract under Section 72.

1. Special Rules for Annuities Purchased for Annuitants Under Tax Qualified Retirement Plans

  Below is a summary of the Federal tax laws applicable to contributions to, and distributions from, retirement plans that qualify for Federal tax benefits. Such plans are defined above under the heading "Retirement Plans Offering Federal Tax Benefits." The following summary does not include everything you need to know regarding such tax laws. The Code provisions and the rules and regulations under the Code regarding retirement trusts and plans, the documents that must be prepared and executed, and the requirements that must be met to obtain favorable tax treatment are very complex. If you are thinking about purchasing a contract for use with a tax qualified retirement plan, you should consult a qualified tax adviser regarding applicable Federal and state tax aspects of the contracts and, if applicable, the suitability of the contracts as investments under ERISA.

  A. PLAN CONTRIBUTION LIMITATIONS

    i. Qualified Plans, SEPs, SARSEPs and Governmental Plans

    The law may limit the amount of money contributed to Qualified Plans, SEPs, SARSEPs and Governmental Plans in any contract year. New SARSEPs may not be established after January 1, 1997. Any purchase payments attributable to contributions to Qualified Plans, SEPs and SARSEPs are tax deductible to the employer. Contributions to all of these programs are not currently taxable to the Annuitants for whom the contracts are purchased. The contributions to the contract and any increase in contract value attributable to such contributions are not taxed until payments from the contract are made to the Annuitant or his/her beneficiaries.

   ii. TSA Plans


    Purchase Payments attributable to contributions to TSA Plans are not included in the Annuitant's income to the extent such Purchase Payments do not exceed $11,000 for 2002, with this limit increasing in $1,000 increments in years thereafter so that the limit is $15,000 by the year 2006. For more information, the Annuitant should obtain a copy of IRS Publication 571 on TSA Programs for Employees of Public Schools and Certain Tax-Exempt Organizations, which will assist the Annuitant in calculating the exclusion allowance to which he or she may be entitled for any given tax year. Any Purchase Payments attributable to permissible contributions under Code
  Section 403(b) (and earnings thereon) are not taxable to the Annuitant until distributions are made from the contract.




  iii. IRAs


    The maximum tax deductible Purchase Payment that may be contributed each year to a Traditional IRA is the lesser of $3,000 or 100% of includible compensation if the taxpayer is not covered under an employer plan. A spousal Traditional IRA is available if the taxpayer and spouse file a joint return, and the spouse is below age 70 1/2. The maximum deductible contribution to a spousal Traditional IRA is the lesser of $3,000, or the aggregate compensation of the taxpayer and spouse reduced by any contributions made to a Traditional IRA for the taxpayer for the year. The $3,000 contribution limit referenced above increases to $4,000 for 2005 through 2007 and increases again to $5,000 for 2008 and thereafter. If covered under an employer retirement plan, taxpayers are permitted to make deductible purchase payments; however, for 2002 the deductions are phased out and eventually eliminated, on a pro rata basis, for taxpayers with an adjusted gross income between $31,000 and $44,000 for an individual, between $51,000 and $64,000 for the covered spouse of a married couple filing jointly and between $0 and $10,000 for a married person filing separately. A spouse who is not covered by an employer retirement plan may deduct his or her Traditional IRA contribution even if the taxpayer is covered by an employer retirement plan as long as the taxpayer's and spouse's joint income does not exceed $150,000 for the year. A taxpayer may also make nondeductible Purchase Payments to a Traditional IRA or a Roth IRA. However, the total of deductible and nondeductible Purchase Payments may not exceed the maximum limit described above for deductible payments. For more information concerning contributions to IRAs, you should obtain a copy of IRS Publication 590 on Individual Retirement Accounts.


   iv. Section 457 Plans


    Generally, under a Section 457 Plan, an employee or executive may defer income under a written agreement in an amount up to $11,000 for 2002, with this limit increasing in $1,000 increments so that the limit is $15,000 by the year 2006. The amounts deferred (including earnings on deferred amounts) are includible in gross income only in the tax year in which such amounts are paid or made available to the employee or executive or his/her beneficiary. Once contributed to the plan, any contracts purchased with employee contributions remain the sole property of the employer and may be subject to the general creditors of the employer. The employer retains all ownership rights to the contract including any voting and redemption rights that may accrue to the contract(s) issued under the plan. This rule does not apply, however, to amounts deferred under a plan maintained by a state or local government. Such amounts must be held for the exclusive benefit of the employee or his/her beneficiary in a trust, custodial account or annuity contract. Under a transitional rule, a plan in existence before August 20, 1996 had until January 1, 1999 to comply with this requirement.


  B. DISTRIBUTIONS FROM THE CONTRACT

  Mandatory Withholding on Certain Distributions


  Many distributions called "eligible rollover distributions" from Qualified Plans, Governmental Plans and from many TSA Plans are subject to automatic Federal income tax withholding of 20%. State and local income tax withholding may also apply. You can avoid Federal income tax withholding by arranging a direct transfer of the eligible rollover distribution to a Qualified Plan, TSA or Traditional IRA. After December 31, 2001, hardship withdrawals from TSA and Qualified Plans are no longer treated as "eligible rollover distributions."


    i. Qualified Plans, TSA Plans, IRAs, SEPs, SARSEPs and Governmental Plans


    Payments made from the contracts held under a Qualified Plan, TSA Plan, Traditional IRA, SEP, SARSEP or

  Governmental Plan are taxable under Section 72 of the Code usually as ordinary income in the year of receipt. Any amount received in surrender of all or part of the contract value prior to annuitization will also be included in income in the year of receipt subject to restrictions and penalties discussed below. If there is any "investment" in the contract, a portion of each amount received is excluded from gross income as a return of such investment. Distributions or withdrawals prior to age 59 1/2 may be subject to a penalty tax of 10% of the amount includible in income. This penalty tax does not apply (1) to distributions of excess contributions or deferrals; (2) to distributions made on account of the Annuitant's death, retirement, disability or early retirement at or after age 55; (3) when distribution from the contract is in the form of an annuity over the life or life expectancy of the Annuitant (or joint lives or life expectancies of the Annuitant and his or her beneficiary); or (4) when distribution is made pursuant to a qualified domestic relations order. In the case of IRAs, the exceptions for distributions on account of early retirement at or after age 55 or made pursuant to a qualified domestic relations order do not apply. Also, with respect to the exception for distributions provided in the form of a life annuity (or joint life annuity), this exception applies to Qualified Plans only if the payments begin after the employee has a separation from service.


    If the Annuitant dies before distributions begin, distributions must be completed within five years after death, unless payments begin within one year after death and are made over the life (or life expectancy) of the beneficiary. If the Annuitant's spouse is the beneficiary, distributions need not begin until the Annuitant would have reached age 70 1/2. If the Annuitant dies after annuity payments have begun, payments must continue to be made at least as frequently as payments made before death. Death proceeds distributed in a lump sum are taxed in the same manner as a full surrender of the contract value, as described above.

    With respect to TSA Plans, contributions to the contract made after December 31, 1988 and any increases in contract value after that date may not be distributed prior to the account holder attaining age 59 1/2, termination of employment, death or disability. Contributions (but not earnings) made after December 31, 1988 may however be distributed by reason of financial hardship. These restrictions on withdrawal will not apply to the contract value as of December 31, 1988. These restrictions are not expected to change the circumstances under which transfers to other investments that qualify for tax-free treatment under Section 403(b) of the Code may be made.


    Annuity payments, periodic payments or annual distributions must begin by the later of April 1 of the calendar year following the year in which the Annuitant attains age 70 1/2 or, in the case of plans other than Traditional IRAs, SEPs or SARSEPs, in the year in which the Annuitant retires, if later. Each annual distribution must equal or exceed a "minimum distribution amount," which is determined by minimum distribution rules under the plan. A penalty tax of up to 50% of the amount that should be distributed may be imposed by the Internal Revenue Service for failure to distribute the required minimum amount. Roth IRAs are not subject to the minimum distribution requirements described above.


   ii. Section 457 Plans

    When the Annuitant receives a distribution under a contract held under a
  Section 457 Plan, such amount is taxed as ordinary income in the year received. The plan must not permit distributions prior to the Annuitant's separation from service (except in the case of unforeseen emergency). In addition, a distribution from a state or local government plan before age 59 1/2 may be subject to an additional penalty tax of 10% of the amount included in income, unless the Annuitant is otherwise exempt.


    Generally, annuity payments, periodic payments or annual distributions must begin by April 1 of the calendar year following the year in which the Annuitant attains age 70 1/2. Minimum distributions under a Section 457 Plan may be further deferred if the Annuitant remains employed with the sponsoring employer. Each annual distribution must equal or exceed a "minimum distribution amount," which is determined in accordance with IRS regulations. A penalty tax of up to 50% of the amount that should be distributed may be imposed by the Internal Revenue Service for failure to distribute the required minimum amount. If the Annuitant dies before distributions begin, the same special distribution rules generally apply in the case of Section 457 Plans as in the case of Qualified Plans, TSA Plans, Traditional IRAs, SEPs, SARSEPs and Governmental Plans. These rules are discussed above in the immediately preceding section of this prospectus.

2. Special Rules for Annuities Used by Individuals or With Plans and Trusts Not Qualifying Under the Code for Tax-Benefited Treatment

  For an annuity held by an individual, any increase in the accumulated value of the contract is not taxable until received as annuity payments or as a full or partial lump sum.


  Under Section 72(u) of the Code, however, contracts not held by a natural person (i.e., those held by a corporation or certain trusts) generally are not treated as an annuity contract for Federal tax purposes and income allocable to the contracts would be taxable currently to holders of such contracts. As a result, an annuity contractholder who is not a natural person must include in income any increase during the taxable year in the accumulated value over the investment in the contract.


  Section 817(h) of the Code requires the investments of the Fund to be "adequately diversified" under Treasury Regulations. Failure to do so means that the contracts would cease to qualify as annuities for Federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of Treasury, and we believe that the Fund complies fully with these requirements.

  Any amount received by surrender of all or part of the contract value prior to annuitization will be included in gross income to the extent of any increases in the value of the contract resulting from earnings or gains of the Fund.

  The Code also imposes a 10% penalty tax on amounts received under a contract that are includible in gross income. The penalty tax will not apply to any amount received under the contract:

 . after you have attained age 59 1/2,

 . after your death,

 . after you have become totally and permanently disabled,

 . as one of a series of substantially equal periodic payments made for your life (or life expectancy) or the joint lives (or life expectancies) of you and a beneficiary,

 . if the contract is purchased under certain types of retirement plans or arrangements,

 . that is allocable to investments in the contract before August 14, 1982, or

 . if the contract is an immediate annuity contract.

  In the calculation of any increase in value for contracts entered into after October 4, 1988, all annuity contracts issued by us or our affiliates to the same Contractholder within a calendar year will be treated as one contract.

3. Tax Withholding

  The Code and the laws of some states require tax withholding on distributions made under annuity contracts, unless the recipient has elected not to have any amount withheld. We give recipients an opportunity to tell us whether taxes should be withheld.

--------------------------------------------------------------------------------
VOTING RIGHTS
--------------------------------------------------------------------------------

The Fund does not hold regular annual meetings of Contractholders. Rather, meetings of Contractholders are held only when required by the 1940 Act or as otherwise deemed appropriate by the Fund's Board of Managers.

  All Contractholders have the right to vote at any meeting of Contractholders, and the number of votes each Contractholder may cast is determined by reference to the record date, which is chosen by the Board of Managers and which must be within 90 days before the date of the meeting. Each Contractholder may cast (1) on a contract in the Accumulation Period, a number of votes equal to the number of Accumulation Units credited to the contract and (2), on a contract in the Annuity Period, a number of votes equal to (a) the amount of assets established in the Fund to meet the obligation for future payments under variable options elected under the contract divided by (b) the value of an Accumulation Unit. The number of votes attributable to a contract during the Annuity Period will tend to decrease over time.


  If the Fund, as a Portfolio investor, is requested to vote with respect to the Portfolio, the Fund will solicit voting instructions from Contractholders and vote its interest in the Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Contractholders. The Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Contractholders will receive a majority of votes cast by all investors in the Portfolio.


   NEITHER THE FUND NOR THE COMPANY SHALL BE UNDER A DUTY TO INQUIRE AS TO (1) THE RECEIPT BY A CONTRACT-HOLDER OF INSTRUCTIONS FROM PERSONS, IF ANY, WHO MAY HAVE THE RIGHT TO INSTRUCT THE CONTRACTHOLDER WITH RESPECT TO VOTES ATTRIBUTABLE TO THE CONTRACTHOLDER'S CONTRACT, (2) THE VALIDITY OR EFFECT OF ANY VOTING INSTRUCTIONS RECEIVED BY A CONTRACTHOLDER OR (3) THE AUTHORITY OF THE CONTRACTHOLDER TO CAST VOTES. Except as the Fund or the Company has actual knowledge to the contrary, the votes cast by the Contractholders shall be valid and effective as they affect the Fund, the Company and any others having voting rights with respect to the Fund.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                         PAGE
                                                                         ----
   SPECIAL TERMS USED IN THIS PROSPECTUS................................   2

   HIGHLIGHTS...........................................................   3

   EXPENSE TABLE........................................................   4

   PER UNIT INCOME AND CAPITAL CHANGES..................................   5

   FINANCIAL STATEMENTS.................................................   5

   FUND PERFORMANCE.....................................................   6

   DESCRIPTION OF THE COMPANY AND THE FUND..............................   7

   THE VARIABLE ANNUITY CONTRACTS.......................................   7
   A. How Contract Purchase Payments May be Made........................   7
   B. Accumulation Unit Values, Annuity Unit Values and Net Investment
      Factors...........................................................   7
   C. Accumulation Period (Deferred Contracts)..........................   8
     1. How Accumulation Units are Calculated...........................   8
     2. Contract Value..................................................   8
     3. Surrender (Redemption) Proceeds.................................   8
     4. Death Proceeds..................................................   9
   D. Annuity Period (Deferred and Immediate Contracts).................   9
     1. Choice of Retirement Date and Annuity Payment Option............   9
     2. Sex-Neutral Contracts...........................................  10
     3. Fixed and Variable Payment Options..............................  10
     4. Annuity Payment Options Available...............................  11
     5. General Limitations on Options..................................  12


                                                                         PAGE
                                                                         ----
   E. Ownership Rights Under the Contract...............................  12

   INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS......................  13
   A. Objective and Policies............................................  13
   B. Restrictions......................................................  14

   DEDUCTIONS AND EXPENSES..............................................  14
   A. Deductions from Purchase Payments for Sales and Administrative
      Services and Premium Taxes........................................  14
   B. Deductions from Fund Assets.......................................  15
     1. Management and Deductions.......................................  15
     2. Mortality and Expense Risks and Deductions......................  16
   C. Total Expenses....................................................  16

   RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS.......................  16
   FEDERAL INCOME TAX STATUS............................................  17
   A. Tax Status of the Company and the Fund............................  17
   B. Taxation of the Contracts.........................................  17
     1. Special Rules for Annuities Purchased for Annuitants Under Tax
        Qualified Retirement Plans......................................  17
     2. Special Rules for Annuities Used by Individuals or With Plans
        and Trusts Not Qualifying Under the Code for Tax-Benefited
        Treatment.......................................................  20
     3. Tax Withholding.................................................  20

   VOTING RIGHTS........................................................  20

   STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS................  23

                  ------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                         TABLE OF CONTENTS

                  ------------------------------------------



                                                                        PAGE
                                                                        -----
  HISTORY..............................................................  II-3
  SPECIAL CONSIDERATIONS REGARDING MASTER/FEEDER FUND STRUCTURE........  II-3
  INVESTMENT OBJECTIVE AND POLICIES....................................  II-3
  MANAGEMENT OF THE FUND...............................................  II-5
  INVESTMENT ADVISORY AND OTHER SERVICES...............................  II-9
     Advisory Agreement................................................  II-9
     Administrative Agreement..........................................  II-9
     Administrative Services Agreement................................. II-10
     Distribution Agreement............................................ II-10
     Safekeeping of Securities......................................... II-10
     Independent Accountants........................................... II-10
  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS..................... II-10
  DISTRIBUTION OF CONTRACTS............................................ II-14
  CALCULATION OF PERFORMANCE DATA...................................... II-15
  ANNUITY PAYMENTS..................................................... II-16
  NET INVESTMENT FACTOR................................................ II-18
  EXPERTS.............................................................. II-18
  FINANCIAL STATEMENTS.................................................   F-1


                  ------------------------------------------

   If you would like to obtain a copy of the Statement of Additional Information of the Fund, please complete the request form below and mail it to:

                            New England Securities Corporation
                            399 Boylston Street
                            Boston, Massachusetts 02116

               Please send a copy of the Statement of Additional
            Information of New England Variable Annuity Fund I to:

           ---------------------------------------------------------
                                     Name

           ---------------------------------------------------------
                                    Street

           ---------------------------------------------------------
                 City                         State       Zip

                             NEW ENGLAND VARIABLE ANNUITY FUND I
                             INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                             ---------------------------------------------------
                             Issued by
                             METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

                                   (PART B)


                                  MAY 1, 2002



   This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated May 1, 2002 and should be read in conjunction therewith. A copy of the Prospectus may be obtained by writing to New England Securities Corporation ("New England Securities"), 399 Boylston Street, Boston, Massachusetts 02116.





VA-236-01

                               TABLE OF CONTENTS


HISTORY...................................................................  II-3

SPECIAL CONSIDERATIONS REGARDING MASTER/FEEDER FUND STRUCTURE.............  II-3

INVESTMENT OBJECTIVE AND POLICIES.........................................  II-3

MANAGEMENT OF THE FUND....................................................  II-5

INVESTMENT ADVISORY AND OTHER SERVICES....................................  II-9

   Advisory Agreement.....................................................  II-9
   Administrative Agreement...............................................  II-9
   Administrative Services Agreement...................................... II-10
   Distribution Agreement................................................. II-10
   Safekeeping of Securities.............................................. II-10
   Independent Accountants................................................ II-10

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS.......................... II-10

DISTRIBUTION OF CONTRACTS................................................. II-14

CALCULATION OF PERFORMANCE DATA........................................... II-15

ANNUITY PAYMENTS.......................................................... II-16

NET INVESTMENT FACTOR..................................................... II-18

EXPERTS................................................................... II-18

FINANCIAL STATEMENTS......................................................   F-1

                                    HISTORY

   New England Variable Annuity Fund I (the "Fund") is a separate account of Metropolitan Life Insurance Company ("MetLife" or the "Company"). The Fund was originally a separate account of New England Mutual Life Insurance Company ("New England Mutual"), and became a separate account of the Company when New England Mutual merged with and into the Company on August 30, 1996.


                       SPECIAL CONSIDERATIONS REGARDING


                         MASTER/FEEDER FUND STRUCTURE



   The Fund seeks to achieve its investment objective by investing all of its assets, except for amounts held in cash to make payments, in shares of the Portfolio, a series of the Metropolitan Series Fund, Inc. (the "Met Series Fund"), an open-end diversified investment company registered under the 1940 Act. The management fees and expenses of the Portfolio are generally described under Investment Advisory and Other Services. The Fund bears its proportionate share of the expenses of the Portfolio. Please refer to the prospectus of the Portfolio for a more complete description of the fees and expenses and the investment objectives, policies and restrictions of the Portfolio.



   The Fund's Board of Managers believes that the Fund's master/feeder fund structure offers opportunities for economies of scale and efficiencies in portfolio management that the Fund could not otherwise achieve, by hiring a new investment adviser and continuing to invest directly in portfolio securities. This structure does involve certain duplicate expenses which may result in a higher expense ratio than if the master/feeder structure was not used.


                       INVESTMENT OBJECTIVE AND POLICIES

   The investment objective and policies of the Fund are summarized on the front page of the Prospectus and in the text of the Prospectus under the heading "Investment Objective, Policies and Restrictions."



   The investment restrictions set forth in paragraphs 1 through 5 below are fundamental policies and may not be changed without approval by a majority vote of the Contractholders.

   The Fund will not:

      1. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws;

      2. Purchase or sell real estate, except that, consistent with its investment policies, the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

      3. Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Fund may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities;

      4. Make loans, except by purchasing debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order;

      5. Issue any senior securities except to the extent permitted by applicable law, regulation or order. (For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or future contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).

   The investment restrictions set forth in paragraphs 1 through 5 below may be changed by the Board of Managers of the Fund without Contractholder approval.

   The Fund will not:

      1. Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

      2. Invest more than 15% of the value of the net assets of the Fund in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Fund exceeds 15% of the value of the net assets of the Fund, the Fund shall consider appropriate steps to protect liquidity);

      3. Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

      4. With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company; or

      5. With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition).




   As the Fund invests its assets in shares of the Portfolio, the investment policies and restrictions of the Portfolio are described in this section. The investment objective and policies of the Portfolio are summarized in the text of the Prospectus under the heading "Investment Objective, Policies and Restrictions" and in the prospectus of the Portfolio attached to the Prospectus.



   The investment restrictions set forth below are fundamental policies and may not be changed without approval of the outstanding voting shares of the Portfolio. If such a vote is required, approval requires a favorable vote of at least the lesser of: (a) 67% of the shares represented (in person or by proxy) at a meeting and entitled to vote thereon; or (b) if at least 50% of such shares are represented at the meeting, a majority of those represented.



   The Portfolio may not:



       . borrow money to repurchase securities or purchase securities on margin



       . engage in the underwriting of securities of other issuers except to the extent that in selling portfolio securities it may be deemed to be a "statutory" underwriter for purposes of the Securities Act of 1933



       . issue senior securities



       . sell call options which are not covered options



       . sell put options other than to close out option positions previously entered into



       . invest in commodities or commodity contracts. In this regard, the following aspects of the table of "Certain Investment Practices" contained in the Portfolio's prospectus attached to the Fund's Prospectus, are non-fundamental: the recognized exchange requirement in, and the omission of the Portfolio that invests in equity securities from, item [ ]; and all of item [ ], except the requirement that the Portfolio must be authorized to use the underlying futures contract.



       . make loans but this shall not prohibit the Portfolio from entering into repurchase agreements or purchasing bonds, notes, debentures or other obligations of a character customarily purchased by institutional or individual investors



       . For purposes of the industry concentration limit in item [ ] of the table of "Certain Investment Practices" in the Portfolio's prospectus attached to the Fund's Prospectus, the following additional fundamental policies will apply: domestic crude oil and gas producers, domestic integrated oil companies, international oil companies, and oil service companies each will be deemed a separate industry; money market instruments issued by a foreign branch of a domestic bank will not be deemed to be an investment in a domestic bank.



   The investment restrictions set forth below may be changed without approval of the Portfolio's shareholders. Unless otherwise indicated, all restrictions apply at the time of purchase.



       . The Portfolio will not acquire securities for the purpose of exercising control over the management of any company



       . At least 75% of the Portfolio's total assets must be: (a) securities of issuers in which the Portfolio has not invested more than 5% of its total assets, (b) voting securities of issuers as to which the Met Series Fund owns no more than 10% of such securities, and (c) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.



       . The Portfolio may not make any short sale



       . The Portfolio may not participate on a joint or joint and several basis in any trading account in securities


                            MANAGEMENT OF THE FUND


   The Board of Managers and the officers of the Fund, their ages (in parentheses) and addresses at May 1, 2002, and their principal occupations during the past five years or more are as follows:



JOHN J. ARENA, Manager of the Fund since 1996, (64).

330 Beacon Street, Boston MA 02116.

  Formerly, Vice Chairman of the Board of Directors of Bay Banks, Inc. and President, BayBank Investment Management.



EDWARD A. BENJAMIN, Manager of the Fund since 1999, (63).

71 Sierra Rosa Loop, Santa Fe, NM 87501

  Director, Precision Optics Corporation (optics manufacturer); formerly, Partner, Ropes & Gray (law firm) until 1999.



MARY ANN BROWN*, Manager of the Fund since 1999, (50).


New England Life Insurance Company (NELICO), 501 Boylston Street, Boston, MA 02116.


  President, New England Financial Products and Services, New England Life Insurance Company; Head of Individual Business Product Management, MetLife; Chairman, Director, Chief Executive Officer and President, New England Pension and Annuity Company; Senior Vice President, New England Life Holdings, Inc.; formerly, President and Chief Executive Officer, Atlantic International Reinsurance Company; formerly, Director, SRNM Swiss Reinsurance Company, 1996-1998; formerly, Principal, Tillinghast/Towers Perrin (consulting) until 1996.

JOHN W. FLYNN, Manager of the Fund since 1996; (62).

791 Main Street, Warren, RI 02885.

  Formerly, Vice Chairman, Chief Financial Officer, Fleet Financial Group (banking).



ANNE M. GOGGIN*, Chairman of the Board and President since June 1999; and Manager of the Fund since 1995; (53).

New England Life Insurance Company ("NELICO"), 501 Boylston Street, Boston, MA 02116.

  Senior Vice President and General Counsel, NELICO; Chief Counsel-Individual Business, MetLife; Chairman of the Board of Managers, President and Chief Executive Officer, MetLife Advisers, LLC ("MetLife Advisers"); Director, New England Securities Corporation ("NES"); formerly, Vice President, General Counsel, Secretary and Clerk, NES, 1993-1999.



NANCY HAWTHORNE, Manager of the Fund since 1995; (51).

60 Hyslop Road, Brookline, MA 02146.

  Chairman of the Board, WorldClinic (a distance medicine company); Director, Perini Corporation (construction); Director, Avid Technologies (computer software company); Director, CGU (property and casualty insurance company); Director, Beacon Power Corporation (energy); formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company).



JOHN T. LUDES, Manager of the Fund since 1996; (65).

57 Water Street, Marion, MA 02738.

  Formerly, Vice Chairman, President and Chief Operating Officer, American Brands (global conglomerate); formerly, President and Chief Operating Officer, American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment).



DALE ROGERS MARSHALL, Manager of the Fund since 1995; (65).

Wheaton College, 26 East Main Street, Norton, MA 02766.
  President, Wheaton College; formerly, Academic Dean, Wellesley College.


THOMAS M. LENZ, Secretary of the Fund since February 2000; (43).

NELICO, 501 Boylston Street, Boston, MA 02116.

  Assistant General Counsel, MetLife; Secretary and General Counsel, MetLife Advisers, LLC (since December 1998); formerly, Vice President, State Street Bank and Trust Company from 1996 until December 1998; Senior Vice President U.S./Offshore Product Development and Associate General Counsel, Signature Financial Group, Inc. prior to 1996.


--------
*Indicates a Board member who is an "interested person" as defined by the
           Investment Company Act of 1940 (the "1940 Act").


   The Fund's managers also serve as trustees of New England Zenith Fund ("Zenith Fund"), for which NES acts as principal underwriter.



   The officers and managers of the Fund, who are affiliates of MetLife Advisers, any subadviser of the Zenith Fund, or NES, receive no compensation from the Fund, for their services in such capacities, although they may receive compensation from NELICO or MetLife Advisers for services rendered in other capacities.


   COMMITTEES OF THE BOARD. The Managers have delegated certain authority to an Executive Committee consisting of Messrs. Arena and Flynn and Ms. Goggin and other authority to the Audit Committee or the Contract Review and Governance Committee. The latter two committees currently have the same members (Mses. Hawthorne and Marshall and Messrs. Arena, Flynn and Ludes), all of whom are Managers who are not interested persons of the Fund.

   The Executive Committee is authorized to exercise broad decision-making responsibility, on behalf of the Fund's Board of Managers, with respect to issues that require immediate response and for which it is difficult or impractical to contact all of the members of the Board within the time frame required for the decision.

   The Audit Committee reviews financial and accounting controls and procedures; recommends the selection of the independent accountants; reviews the scope of the audit; reviews financial statements and audit reports; and reviews the independence of the independent accountants and approval of fees and assignments relating to both audit and non-audit activities of the independent accountants. Mr. Flynn currently serves as chairman of the Audit Committee.

   The Contract Review and Governance Committee reviews and makes recommendations to the Board as to contracts requiring approval of a majority of the Managers who are not interested persons of the Fund and any other contracts which may be referred to it by the Board. The Committee also recommends to the Board nominees for election as Managers of the Fund and recommends the compensation of the Managers who are not interested persons of the Fund. Mr. Arena currently serves as chairman of the Contract Review and Governance Committee.

   BOARD COMPENSATION. The Fund does not pay any remuneration to officers or Managers who are interested persons of the Fund.

   Each Manager who is not an "interested person" of the Fund also serves as trustee and member of the same committees of New England Zenith Fund, a registered investment company, and for serving in all capacities receives an aggregate retainer fee at the annual rate of $22,000 and aggregate attendance fees of $3,500 for each board meeting attended. In addition, the chairman of the Contract Review and Governance Committee receives a retainer at the annual rate of $6,000, and the chairman of the Audit Committee receives a retainer at the annual rate of $4,000. These fees are allocated among the Fund and the series of New England Zenith Fund based on a formula that takes into account, among other factors, the net assets of the Fund and each such series of New England Zenith Fund.


   During the fiscal year ended December 31, 2001, the persons who were then Managers of the Fund received the amounts set forth below for serving as a Manager of the Fund and for also serving on the Board of Trustees of New England Zenith Fund. As of December 31, 2001, there were a total of 14 series of New England Zenith Fund.



                                               TOTAL COMPENSATION
                                               FROM THE FUND AND
                        AGGREGATE COMPENSATION NEW ENGLAND ZENITH
    NAME OF MANAGER     FROM THE FUND IN 2001     FUND IN 2001
    ---------------     ---------------------- ------------------
John J. Arena..........           $                    $
Edward A. Benjamin.....
John W. Flynn..........
Nancy Hawthorne........
John T. Ludes..........
Dale Rogers Marshall...

--------


   CODE OF ETHICS. The Fund and New England Securities, the principal underwriter of the Fund, have each adopted a Code of Ethics which establish procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investment intentions of the Fund might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of the Fund from engaging in personal securities investing, it does regulate such personal securities investing so that conflicts of interest may be avoided. MetLife Advisers, LLC, the adviser to the Portfolio, and the Company, the subadviser to the Portfolio, each have also adopted Codes of Ethics regulating personal securities transactions relating to conflicts of interest with the Portfolio.


   Each Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Each Code of Ethics is available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of each Code of Ethics may be obtained by paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                    INVESTMENT ADVISORY AND OTHER SERVICES


   ADVISORY AGREEMENT. As the Fund became a feeder fund that invests all of its assets in the Portfolio, the Fund no longer engages an investment adviser. The investment of the assets of the Fund in shares of the Portfolio is supervised by the Fund's Board of Managers.



   CGM, One International Place, Boston, Massachusetts 02110, served as investment adviser to the Fund under an advisory agreement, which was terminated as of May 1, 2002. Under the agreement, the Fund paid CGM a fee at the annual rate of .3066% of the average daily net assets of the Fund (which excludes any accrued tax liabilities and reserves for taxes arising from the income and realized and unrealized capital gains on the assets of the Fund). During the years ended December 31, 1999, 2000 and 2001 the Fund paid CGM
advisory fees of $229,509, $212,067 and $      .





   As the Fund bears its share of the expenses of the Portfolio, a general description of the advisory arrangement of the Portfolio is included in this section. MetLife Advisers, LLC ("MetLife Advisers"), 501 Boylston Street, Boston, Massachusetts 02116, serves as investment adviser to the Portfolio pursuant to an investment management agreement. In return for its overall management responsibility of the Portfolio, MetLife Advisers receives a fee at an annual rate of .25% of the net assets of the Portfolio. MetLife Advisers has entered into a sub-investment management agreement with the Company to provide day-to-day investment management of the Portfolio's assets. During the years ended December 31, 1999, 2000 and 2001, the Portfolio paid MetLife Advisers
advisory fees of $[      ], [      ] and [      ].



   Each of the investment management agreement and the sub-investment management agreement continues from year to year with annual approval by (a) the Board of Directors of the Met Series Fund or a majority of the Portfolio's outstanding shares, and (b) a majority of the Board of Directors of the Met Series Fund who are not "interested persons" of any party to the agreement. Each of the agreements may be terminated by any party to the agreement, without penalty, with 60 days' written notice. Shareholders of the Portfolio may vote to terminate an agreement as to services provided for the Portfolio.



   The Company makes investment decisions and effects transactions based on information from a variety of sources including their own securities and economic research facilities. The Company is also obligated to provide office space, facilities, equipment and personnel necessary to perform duties associated with the Portfolio.



   In addition to payments to MetLife Advisers, the Fund will bear a portion of the other expenses of the Portfolio, which may include custodian and transfer agent fees and brokerage commissions on portfolio transactions. The Company has undertaken to bear certain of the Fund's expenses that exceed the amounts permitted under the contracts to be deducted from Fund assets. The Company will bear Fund expenses to the extent the advisory fee and other expenses of the Portfolio borne by the Fund, together with any expenses borne directly by the Fund (other than brokerage commissions, certain taxes and expenses of the Fund's Board of Managers, including the auditing of Fund assets), exceed .3066% of the Fund's average daily net assets.







   ADMINISTRATIVE AGREEMENT. Under the terms of an administrative agreement between the Fund and the Company, the Company furnishes or bears the expense of all legal, actuarial and accounting services, office space, facilities and equipment, services of executive and other personnel and all other administrative services necessary or appropriate to carry on the various functions of the Fund, but not including expenses attributable to sales activities, which are covered by the distribution agreement among the Fund, the Company and New England Securities. As compensation, the Company retains the deduction for administrative expenses described in the prospectus under the heading "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes." For the years 1999, 2000 and 2001 this deduction
amounted to $4,540, $4,367 and $      , respectively.

   Under the provisions of the administrative agreement and the contracts, the following items are payable directly by the Fund: (a) any taxes paid or reserved for, arising from the income and realized and unrealized capital gains and assets of the Fund, (b) fees for mortality and expense risks assumed and for investment advisory services, if any, (c) brokerage commissions and taxes, if any, in connection with the purchase or sale of the Fund's portfolio securities, and (d) fees and expenses of the Board of Managers, including the auditing of Fund assets.


   ADMINISTRATIVE SERVICES AGREEMENT. Pursuant to an administrative services agreement between the Company and New England Life Insurance Company ("NELICO"), NELICO serves as the Designated Office for servicing the Contracts and performs certain other administrative services for the Company relating to the Fund and the Contracts. NELICO is compensated for these services based on the expenses it incurs in providing them. NELICO was a wholly-owned subsidiary of New England Mutual before it merged into the Company, and became an indirect subsidiary of the Company through MetLife Holdings as a result of the merger.


   DISTRIBUTION AGREEMENT. New England Securities Corporation ("New England Securities") serves as principal underwriter for the Fund pursuant to a distribution agreement among the Fund, the Company and New England Securities. The agreement does not obligate New England Securities to sell a specific number of contracts. The Company retains the deduction for sales expenses described in the prospectus under the heading "Deductions from Purchase Payments for Sales and Administrative Services and Premium Taxes". For the years 1999, 2000 and 2001 these deductions amounted to $9,949, $9,926 and
$      , respectively.


   New England Securities also serves as principal underwriter to New England Retirement Investment Account, The New England Variable Account, New England Variable Life Separate Account, New England Variable Annuity Separate Account and New England Zenith Fund.

   SAFEKEEPING OF SECURITIES. The Fund maintains custody of its securities pursuant to a safekeeping and services agreement with State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110. Eligible securities of the Fund are held on deposit with The Depository Trust Company. The safekeeping agreement differs from the typical forms of mutual fund custodian agreements in that the responsibilities of the bank are less broad. For example, the Company, under its administrative agreement with the Fund, retains substantially more flexibility in dealing with cash balances and has much greater responsibility for pricing in the context of contract sales and redemptions. The Company bears State Street Bank's costs under the safekeeping and services agreement in accordance with the terms of the administrative agreement with the Fund.

   INDEPENDENT ACCOUNTANTS. The Fund's independent accountants are Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116. Deloitte & Touche LLP conducts an annual audit of the Fund's financial statements, conducts an examination of securities owned by the Fund and held pursuant to the safekeeping agreement, and consults with the Company's financial personnel on current accounting and financial matters relating to the Fund. Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) served as the Fund's independent accountants prior to 1997.

               PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS




   The Fund invests exclusively in shares of the Portfolio, the purchase and sale of which do not incur brokerage fees.



   In 2001, when the Fund was actively managed by CGM, brokerage transactions
for the Fund aggregating $         were allocated to brokers providing research
services and $       in commissions were paid on these
transactions. During 1999, 2000 and 2001 the Fund paid total brokerage fees of
$315,387, $402,171 and $      , respectively.



   The portfolio transactions and brokerage commissions of the Portfolio are described in this section. The Company, as subadviser to the Portfolio, has day-to-day responsibility for selecting broker-dealers who will process the investment transactions for the Portfolio. The Company's primary policy is to get prompt and reliable execution of orders with the most favorable overall net prices to the Portfolio. To this end, when selecting the best broker-dealer for a given transaction, the Company will consider one or more of the following:



   . the price of the security or instrument



   . the nature of the market for the security or instrument



   . the size and difficulty of the order



   . the execution experience of the broker-dealer with respect to specific markets or securities



   . confidentiality



   . the broker-dealer's financial responsibility



   . the competitiveness of the commission or spread



   . proven integrity and reliability



   . the quality of execution



   . the broker-dealer's research and statistical services and capabilities



   . the broker-dealer's capital clearance and settlement capabilities



   . desired timing of the trade



   . any broker rebate of commissions to pay Portfolio expenses under any "directed brokerage" arrangements



RESEARCH AND STATISTICAL SERVICES



   When more than one firm satisfies the Portfolio's other standards, the Company may consider the range of services and capabilities that those broker-dealers provide, including:



   . recommendations and advice about market projections and data, security values, asset allocation and portfolio evaluation, purchasing and selling specific securities, and portfolio strategy



   . seminars, information, analyses, and reports concerning companies, industries, securities, trading markets and methods, legislative and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy



   . access to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation



   . products and other services including financial publications, reports and analysis, electronic access to data bases and trading systems, computer equipment, software, information and accessories



   . statistical and analytical data relating to various investment companies, including historical performance, expenses and fees, and risk measurements

   In most cases, these services supplement the Company's own research and statistical efforts. Research and statistical information and materials are generally subject to internal analysis before being incorporated into the Company's investment process.



   Generally, services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings. Often the Company uses internal surveys and other methods to evaluate the quality of research and other services provided by various broker-dealer firms. Results of these studies are available to the Company's trading departments for use when selecting broker-dealers to execute portfolio transactions.



   Multiple Uses for Services. The same research and statistical products and services may be useful for multiple accounts. The Company may use such products and services when managing any of their investment accounts. Therefore, the Company may use research and statistical information received from broker-dealers who have handled transactions for any such account (which may or may not include the Portfolio) in the management of the same or any such other account (which, again, may or may not include the Portfolio). If any research or statistical product or service has a mixed use, so that it also serves functions other than assisting in the Company's investment decision process, then the Company may allocate the costs and value accordingly. Only the portion of the cost or value attributable to a product or service that assists the Company with the investment decision process may be considered by the Company in allocating transactions to broker-dealers.



COMPETITIVENESS OF COMMISSION RATES AND NET PRICES



   Brokerage and other services furnished by broker-dealers are routinely reviewed and evaluated. The Company tries to keep abreast of commission structures and the prevalent bid/ask spread of the market and/or security in which transactions for the Portfolio occur. Commissions on foreign transactions are often higher and fixed, unlike in the United States where commission rates are negotiable. Against this backdrop, the Company evaluates the reasonableness of a commission or net price for each transaction.



   Other considerations which determine reasonableness of a broker-dealer's commission rates or net prices include:



   . the difficulty of execution and settlement



   . the size of the transaction (number of shares, dollar amount, and number of clients involved)



   . historical commission rates or spreads



   . rates and prices quoted by other brokers and dealers



   . familiarity with commissions or net prices paid by other institutional investors



   . the level and type of business done with the broker-dealer over time



   . the extent to which broker or dealer has capital at risk in the transaction.



   After considering a combination of all the factors, the Company may not necessarily select the broker with the lowest commission rate or the dealer with the lowest net price. The Company may or may not ask for competitive bids based on its judgment as to whether such bids would have a negative effect on the execution process.



COMPENSATING BROKER-DEALERS FOR NON-EXECUTION SERVICES



   The Company does not intentionally pay a broker-dealer brokerage commission or net price that is higher than another firm would charge for handling the same transaction in a recognition of services (other than execution services) provided.

   This is an area where differences of opinion as to fact and circumstances may exist, however. Therefore, to the extent necessary, the Company relies on
Section 28(e) of the Securities Exchange Act of 1934, which permits the Company to pay higher commission rates if the Company determines in good faith that the rate is reasonable in relation to the value of the brokerage, research and statistical services provided.



   Accordingly, while it is difficult to determine any extent to which commission rates or net prices charged by broker-dealers reflect the value of their services, the Company expects commissions to be reasonable in light of total brokerage and research services provided by each particular broker. Although it is also difficult to place an exact dollar value on research and statistical services received from broker-dealers, the Company believes that these services tend to reduce the Portfolio's expenses in the long-run.



   When purchasing securities for the Portfolio in fixed price underwriting transactions, the Company follows instructions received from the Met Series Fund as to the allocation of new issue discounts, selling concessions and designations to any brokers or dealers which provide the Met Series Fund with research, performance evaluation, master trustee and other services. Absent instructions from the Company, the Met Series Fund may make such allocations to broker-dealers which provide it with research, statistical, and brokerage services.



   Brokerage Allocation Agreements and Understandings. The Company may pay cash for certain services provided by external sources or choose to allocate brokerage business as compensation for the services. The Company does not have fixed agreements with any broker-dealer as to the amount of brokerage business which that firm may expect to receive because of the services they supply. However, the Company may have understandings with certain firms which acknowledge that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.



   The Company has internal brokerage allocation procedures for that portion of their discretionary client brokerage business where more than one broker-dealer can provide best price and execution. In such cases, the Company makes judgments as to the level of business which would recognize any research and statistical services provided. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage, research and statistical services they provide. The actual brokerage received by any firm may be less than the suggested allocations but can, and often do, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. Broker-dealers are never excluded from receiving business because they do not provide research or statistical services.



DIRECTED BROKERAGE



   On behalf of the Portfolio, the Met Series Fund may request that the Company also consider directed brokerage arrangements, which involve rebates of commissions by a broker-dealer to pay Portfolio expenses. The Met Series Fund may condition its requests by requiring that the Company effect transactions with specified broker-dealers only if the broker-dealers are competitive as to price and execution. While the Met Series Fund believes that overall this practice can benefit the Portfolio, in some cases the Company may be unable to negotiate commissions or obtain volume discounts or best execution and commissions charged under directed brokerage arrangements may be higher than those not using such arrangements. Directed brokerage arrangements may also result in a loss of the possible advantage from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security. Among other reasons why best execution may not be achieved using directed brokerage arrangements is that in an effort to achieve orderly execution of transactions, execution of orders using directed brokerage arrangements may, at the discretion of the trading desk, be delayed until execution of other orders have been completed. The Board of Directors of the Met Series Fund will monitor directed brokerage transactions to help ensure that they are in the best interest of the Portfolio and its shareholders.

OVER-THE-COUNTER SECURITIES MARKET



   Orders through the over-the-counter securities market are placed with the principal market-makers for the security, unless a more favorable result is available elsewhere. A principal market-maker is one who actively and effectively trades in the relevant security.



BUNCHING OF ORDERS



   When securities are purchased or sold for the Portfolio, the Company may also be purchasing or selling the same securities for other accounts. The Company may group orders of various accounts for execution to get lower prices and commission rates. To be fair to all accounts over time, the Company allocates aggregate orders executed in a series of transactions or orders in which the amount of securities available does not fill the order or price requirements at the average price and, as nearly as practicable, on a pro-rata basis in proportion to the amounts intended to be purchased or sold by each account. The Company also considers the investment objectives, amount of money available to invest, order size, amount an account already has committed to the investment, and relative investment risks. While the Met Series Fund believes this practice contributes to better overall execution of portfolio transactions, occasionally this policy may adversely affect the price or number of shares in the Portfolio's transaction caused by either increased demand or supply of the security involved in the transaction.



   The Board of Directors of the Met Series Fund has adopted procedures governing the bunching to ensure that bunching remains in the best interest of the Portfolio and its shareholders. Because the procedures do not always adequately accommodate all facts and circumstances, exceptions are made to the policy of allocating trades on an adjusted, pro-rata basis. Exceptions to the policy may include not aggregating orders and/or reallocating to:



   . recognize the Company's negotiation efforts



   . eliminate de minimius positions



   . give priority to accounts with specialized investment policies and objectives



   . give special consideration of an account's characteristics (such as concentrations, duration, or credit risk)



   . avoid a large number of small transactions which may increase custodial and other transaction costs (which effect smaller accounts disproportionately)



   Depending on the circumstances, such exceptions may or may not cause an account to receive a more or less favorable execution relative to other accounts.



   The brokerage commissions paid by the Met Series Fund for the Portfolio for the years ended December 31, 1999, 2000 and 2001 were $469,162, $369,088 and
$[      ], respectively.


                           DISTRIBUTION OF CONTRACTS


   New England Securities Corporation, an indirect subsidiary of the Company, is the principal underwriter of the contracts. The contracts are no longer offered for sale, but Contractholders may make on-going purchase payments under the Fund's flexible purchase payment contracts. NELICO's life insurance agents and insurance brokers who are registered representatives of New England Securities service the contracts. The Company pays commissions, none of which are retained by New England Securities, to the registered representatives who have sold the contracts. In 1999, 2000 and 2001 the Company paid commissions to those registered representatives with respect to ongoing purchase payments
under the contracts in the amounts of $14,151, $9,926 and $      , respectively.

                        CALCULATION OF PERFORMANCE DATA


   As set forth in the prospectus under "Fund Performance," the Fund's Annual and Semi-Annual Reports show the percentage change in unit value of the Fund without reflecting the impact of any sales and administrative charges. Effective May 1, 2002, the Fund terminated its investment advisory agreement with CGM and became a feeder fund that invests all of its assets in the Portfolio. The performance information shown below reflects the management of CGM before the change in the Fund's structure. (The Annual and Semi-Annual Reports also illustrate the Fund's Average Annual Total Return, which does reflect the deduction of sales and administration charges.) The percent change in unit value represents what the increase in contract value would be for a Contractholder who did not make any Purchase Payments or surrenders during the year. The percentage change in unit value is shown for every calendar year since inception of the Fund to the date of the report and for 20, 15, 10, 5 and 1 year periods ending with the date of the report. The percentage change is calculated by dividing the difference in unit values at the beginning and end of the period by the beginning unit value.



   The following percentage change in unit value figures appear in the Fund's Annual Report for the year ended December 31, 2001.



               PERCENT CHANGE IN UNIT VALUE
               ----------------------------
               30 years, 9 months ended December 31, 2001       %
               20 years ended December 31, 2001..........       %
               15 years ended December 31, 2001..........       %
               10 years ended December 31, 2001..........       %
               5 years ended December 31, 2001...........       %
               1 year ended December 31, 2001............       %

                      ANNUAL PERCENT CHANGE IN UNIT VALUE
                             SINCE FUND INCEPTION


                                       ACCUMULATION   %
                     DATE               UNIT VALUE  CHANGE
                     ----              ------------ ------
                     March 25, 1971...  $ 1.157298     --
                     December 31, 1971    1.180085   +2.0
                     December 31, 1972    1.324345  +12.2
                     December 31, 1973    1.144645  -13.6
                     December 31, 1974    0.786512  -31.3
                     December 31, 1975    0.981727  +24.8
                     December 31, 1976    1.147484  +16.9
                     December 31, 1977    1.077867   -6.1
                     December 31, 1978    1.180390   +9.5
                     December 31, 1979    1.356685  +14.9
                     December 31, 1980    1.907809  +40.6
                     December 31, 1981    2.046992   +7.3
                     December 31, 1982    3.254033  +59.0
                     December 31, 1983    3.943886  +21.2
                     December 31, 1984    3.572709   -9.4
                     December 31, 1985    4.823900  +35.0
                     December 31, 1986    6.156190  +27.6
                     December 31, 1987    7.017161  +14.0
                     December 31, 1988    6.745649   -3.9
                     December 31, 1989    7.984578  +18.4
                     December 31, 1990    8.383448   +5.0
                     December 31, 1991   11.835525  +41.2
                     December 31, 1992   11.576959   -2.2
                     December 31, 1993   12.850577  +11.0
                     December 31, 1994   11.899473   -7.4
                     December 31, 1995   16.523266  +38.9
                     December 31, 1996   20.079854  +21.5
                     December 31, 1997   24.547721  +22.3
                     December 31, 1998   32.575691  +32.7
                     December 31, 1999   38.279606  +17.5
                     December 31, 2000   37.301000   -2.6
                     December 31, 2001


                               ANNUITY PAYMENTS

   When a variable payment option is selected, the contract proceeds will be applied at annuity purchase rates, which vary depending on the particular option selected and the age of the payee (and, where sex-neutral annuity rates are not applicable, on the sex of the payee when the payment option selected involves a life contingency). The impact of the choice of option and the sex and age of the payee on the level of annuity payments is described in the prospectus under "Variable Payment Options."

   The amount of the basic payment level is determined by applying the applicable annuity purchase rate to the amount applied to provide the annuity. This basic payment level is converted into annuity units, the number of which remains constant. Each monthly annuity payment is in an amount equal to that number of annuity units multiplied by the value of the applicable annuity unit as of the date of payment. The values of annuity units will change from day to day, depending upon the investment performance of the Fund.

   The selection of an assumed interest rate will affect both the basic payment level and the amount by which subsequent payments increase or decrease. The basic payment level is calculated on the assumption that the Net Investment Factors (discussed below) applicable to the contract will be equivalent on an annual basis to a net investment return at the assumed interest rate. If this assumption is met following the date any payment is determined, then the amount of the next payment will be exactly equal to the amount of the preceding payment. If the actual Net Investment Factors are equivalent to a net investment return greater than the assumed interest rate, the next payment will be larger than the preceding one; if the actual Net Investment Factors are equivalent to a net investment return smaller than the assumed interest rate, then the next payment will be smaller than the preceding payment. The definition of the assumed interest rate, and the effect of the level of the assumed interest rate on the amount of monthly payments, is explained in the prospectus under "Variable Payment Options."

   The number of annuity units credited under a variable payment option is determined as follows:

      (1) The proceeds under a deferred contract, or the Net Purchase Payment under an immediate contract, are applied at the Company's annuity purchase rates for the selected assumed interest rate to determine the basic payment level.

      (2) The number of annuity units is determined by dividing the amount of the basic payment level by the applicable annuity unit value next determined following the application of proceeds (in the case of a deferred contract) or Net Purchase Payment (in the case of an immediate contract).

   The dollar amount of the initial payment will be at the basic payment level (if, in the case of an immediate contract, the payment is due not later than 14 days after the Net Purchase Payment is applied). The dollar amount of each subsequent payment is determined by multiplying the number of annuity units by the applicable annuity unit value which is determined at least 14 days before the payment is due.

   The value of an annuity unit depends on the assumed interest rate and on the Net Investment Factor applicable at the time of valuation. The Net Investment Factor, and thus changes in the value of an annuity unit under a variable payment option, reflects daily deductions for investment advisory services and mortality and expense risks. (See "Net Investment Factor" below). The initial annuity unit values were set at $1.00 effective on the date on which assets were first placed in the Fund.

   The annuity unit value for any day is equal to the corresponding annuity unit value previously determined multiplied by the applicable Net Investment Factor for the New York Stock Exchange trading day then ended, and further multiplied by the assumed interest factor for each day since the annuity unit value was last determined. The assumed interest factor represents the daily equivalent of the contract's annual assumed interest rate. In the calculation of annuity unit values, the assumed interest factor has the effect of reducing the Net Investment Factor by an amount equal to the daily equivalent of the contract's assumed interest rate. The result of this adjustment is that if the Net Investment Factor for a valuation period is greater (when expressed as an annual net investment return) than the assumed interest rate, the annuity unit value will increase. If the Net Investment Factor for the period is less (when expressed as an annual net investment return) than the assumed interest rate, the annuity unit value will decrease. At an assumed interest rate of 3.5% the assumed interest factor is .9999058. Assumed interest factors for other assumed interest rates are computed on a consistent basis.

                             NET INVESTMENT FACTOR

   The Net Investment Factor for the Fund is determined after the New York Stock Exchange closes on each day on which the Exchange is open for trading (a "Trading Day") as follows:

   On each Trading Day a Gross Investment Rate is determined from the investment performance of the Fund since the close of regular trading on the New York Stock Exchange on the preceding Trading Day. This rate may be positive or negative and is equal to:

      i. The investment income since the close of regular trading on the New York Stock Exchange on the preceding Trading Day, plus capital gains minus capital losses for the same period, whether realized or unrealized, less deductions for: (a) any taxes paid or reserved for, arising from the income and realized and unrealized capital gains on assets of the Fund, (b) brokerage commissions and taxes, if any, in connection with the purchase or sale of the Fund's portfolio securities, and (c) fees and expenses of the Board of Managers, divided by

      ii. The value of the total assets of the Fund as of the close of regular trading on the New York Stock Exchange on the preceding Trading Day less any assets set aside as a provision for taxes and accrued expenses described in
   i. above.

   The Net Investment Factor is equal to the sum of this Gross Investment Rate and 1.0000000, less deductions from net assets at the following rates for each day since the close of regular trading on the New York Stock Exchange on the preceding Trading Day:

      i. For Deferred Contracts: .00344% (1.2556% on an annual basis consisting of .3066% for investment advisory services and .8395% for mortality risk assumptions plus .1095% for expense risk assumptions made by the Company).

      ii. For Immediate Contracts: .00274% (1.0001% on an annual basis consisting of .3066% for investment advisory services and .5840% for mortality risk assumptions plus .1095% for expense risk assumptions made by the Company).

   The Net Investment Factor may be less than 1.0000000.

                                    EXPERTS

   The financial statements of New England Variable Annuity Fund I of MetLife included in this Statement of Additional Information and the information in the Prospectus concerning selected per unit data and ratios have been audited by Deloitte & Touche LLP, independent accountants, for the period and as stated in their report appearing herein and have been so included in reliance upon such reports of such firm given upon their authority as experts in auditing and accounting.

                      NEW ENGLAND VARIABLE ANNUITY FUND I
                      -----------------------------------



PART C.   OTHER INFORMATION
          -----------------

ITEM 28.  Financial Statements and Exhibits
          ---------------------------------

    (a)   Financial Statements

    (1) The following financial statements of the Registrant are included in Part B of this Post-Effective Amendment on Form N-3:

          Statement of Assets and Liabilities as of December 31, 2001 (to be filed by Amendment).

          Statement of Operations for the year ended December 31, 2001 (to be filed by Amendment).

          Statements of Changes in Net Assets for the years ended December 31, 2001 and 2000 (to be filed by Amendment).

          Statement of Supplementary Information - Selected Per Unit Data and Ratios for the years ended December 31, 2001, 2000, 1999, 1998 and 1997 (to be filed by Amendment).

          Notes to Financial Statements (to be filed by Amendment).

          Portfolio of Investments as of December 31, 2001 (to be filed by Amendment).

    (2) The following financial statements of the MetLife Stock Index Portfolio, a portfolio of Metropolitan Series Fund, Inc., are included in Part B of this Post-Effective Amendment on Form N-3:)

          Statement of Assets and Liabilities as of December 31, 2001 (to be filed by Amendment).

          Statement of Operations for the year ended December 31, 2001 (to be filed by Amendment).

          Statement of Changes in Net Assets for the years ended December 31, 2001 and 2000 (to be filed by Amendment).

          Financial Highlights for the years ended December 31, 2001, 1999, 1998 and 1997 (to be filed by Amendment).

          Notes to Financial Statements (to be filed by Amendment).

          Investments as of December 31, 2001 (to be filed by Amendment).

    (3) The following financial statements of the Company are included in Part B of this Post-Effective Amendment on Form N-3:

          Consolidated Balance Sheets as of December 31, 2001 and 2000 (to be filed by Amendment).

          Consolidated Statements of Income for the years ended December 31, 2001, 2000 and 1999 (to be filed by Amendment).

          Consolidated Statements of Equity for the years ended December 31, 2001, 2000 and 1999 (to be filed by Amendment).

          Consolidated Statements of Cash Flows for the years ended December 31, 2001, 2000 and 1999 (to be filed by Amendment).

    Notes to Consolidated Financial Statements (to be filed by Amendment).

    (b)   Exhibits

    (1) (i) Resolutions of the Board of Directors of New England Mutual Life Insurance Company establishing the Fund (adopted on November 15, 1967 and April 16, 1969) are incorporated herein by reference to Registration Statement on Form N-3 (No. 333-11137) filed on August 30, 1996.

                                     III-1

          (ii) Resolutions of the Board of Directors of the Company adopting the Fund as a separate account (adopted on May 28, 1996) are incorporated herein by reference to the Registration Statement on Form N-3
          (No. 333-11137) filed on August 30, 1996.

    (2) (i) Amended and Restated Rules and Regulations of the Fund, effective October 23, 1996, are incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-3 (File No. 333-11137) filed on April 30, 1997.


          (ii) Amended and Restated Rules and Regulations of the Fund, effective July 28, 1999, are incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-3
          (File No.333- 11137) filed on April 28, 2000.

    (3) (i) Form of Safekeeping Agreement between the Fund and New England Mutual Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on
          Form N-3 (File No. 333-11137) filed on May 1, 1998.

          (ii) Custodian Fee Schedule between the Fund and State Stree Bank and Trust Company (March 1979) is incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement on
          Form N-3 (File No. 333-11137) filed on May 1, 1998.

          (iii) Additional Form of Safekeeping and Services Agreement (March
          1979) and Amendment to Agreement (1982) between the Fund and State Stree Bank and Trust Company (March 1979) are incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-3 (File No. 333-11137) filed on April 28, 2000.

    (4)   None.


    (5) Distribution Agreement between New England Securities Corporation and the Fund, dated August 19, 1996, is incorporated herein by reference to Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996.

    (6) (i) Form of Variable Annuity Contract (V2-70A) is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

          (ii) Additional Forms of Variable Annuity Contracts (V1-70A, V3-70A, V4-70A, V5-70A, V6-70A and V7-70A) are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (No. 333-11137) filed on February 16, 1999.

          (iii) Form of Endorsement: Tax-Sheltered Annuity (P-955-88) is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (No. 333-11137) filed on February 16, 1999.

          (iv) Form of Endorsement: Individual Retirement Annuity (P-624-88) is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (No. 333-11137) filed on February 16, 1999.

                                     III-2

          (v) Form of Metropolitan Life Insurance Company Endorsement to New England Mutual Life Insurance Company variable annuity contract is incorporated herein by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996.

          (vi) Form of Endorsement: Settlement Option Table (P-835-84) is incorporated herein by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-3 (File No. 333-11137) filed on April 26, 1999.

    (7) Forms of Application (3) are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-3 (File No. 333-11137) filed on February 16, 1999.

    (8) (i) Charter and By-Laws of Metropolitan Life Insurance Company, effective April 26, 1990, are incorporated herein by reference to Registration Statement on Form N-3 (File No. 333-11137) filed August 30, 1996.

          (ii) By-Laws Amendment is incorporated herein by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996.

          (iii) Amended and Restated Charter and By-Laws of Metropolitan Life Insurance Company (effective in 1999) are incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-3 (File No. 333-11137) filed on April 28, 2000.

          (iv) Amended and Restated Charter of Metropolitan Life Insurance Company, dated October 31, 2001 (effective November 27, 2001) filed herewith.


    (9)   None.

    (10)  None.


    (11) (i) Form of Administrative Agreement by and between the Fund and New England Mutual Life Insurance Company is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

          (ii) Administrative Services Agreement between Metropolitan Life Insurance Company and New England Variable Life Insurance Company, effective July 1, 1996, is incorporated by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed August 30, 1996.

    (12) Opinion and Consent of Christopher P. Nicholas, Esq. (to be filed by Amendment).


    (13)  (i)  Consent of Deloitte & Touche LLP (to be filed by  Amendment).


          (ii) Consent of Ropes & Gray (to be filed by Amendment).

    (14)  None.

    (15)  None.

                                     III-3

    (16) Schedule of Computation of Performance Quotations is incorporated herein by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-3 (File No. 333-11137) filed on May 1, 1998.

    (17) (i) Code of Ethics of the Fund adopted October 27, 1999; and Code of Ethics of New England Securities Corporation, principal underwriter, are incorporated herein by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-3 (File No. 333-11137) filed on April 28, 2000.

          (ii) Code of Ethics of the Fund, adopted August 3, 2000, is incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement on Form N-3 (File No. 333-11137)filed on April 23, 2001.

          (iii) Code of Ethics of Metropolitian Series Fund, Inc. is incorporated herein by reference to Metropolitian Series Fund, Inc's Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-80751) filed on January 29, 2001.

          (iv) Code of Ethics of MetLife Advisers, LLC is incorporated herein by reference to Metropolitan Series Fund, Inc's Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A (File No. 2-80751) filed on April 4, 2001.

    (18)  Powers of Attorney.

          (i) Metropolitan Life Insurance Company. Powers of Attorney are incorporated herein by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996, except for Gerald Clark, Burton A. Dole Jr. and Charles M. Leighton whose powers of attorney were filed with Post-Effective Amendment No. 1 to the Registration Statement on Form N-3 (File No. 333-11137) filed April 30, 1997; Robert H. Benmosche and Stewart G. Nagler whose powers of attorney were filed with the Post-Effective Amendment No. 23 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 2-90380) filed April 3, 1998; William C. Steere, Jr. whose power of attorney was filed with Post-Effective Amendment No. 8 to the Registration Statement of Metropolitan Life Separate Account UL on Form S-6 (File No. 33-57320) filed April 23, 1999; Virginia M. Wilson whose power of attorney was filed with Pre-Effective Amendment No. 2 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 333-80547) filed November 1, 1999; and John C. Danforth whose power of attorney was filed with Post-Effective Amendment No. 27 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 2-90380) filed on April 3, 2001.

          (ii) Board of Managers of the Fund is incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement on Form N-3 (File No. 333-11137) filed on April 23, 2001.

ITEM 29.  DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY




        Name and Principal          Positions and Offices with         Positions and Offices
         Business Address               Insurance Company                 with Registrant

Curtis H. Barnette                           Director                         None
Chairman Emeritus
Bethlehem Steel Corporation
1170 Eighth Avenue
Martin Tower 101
Bethlehem, PA  18016-7699


                                     III-4



        Name and Principal          Positions and Offices with         Positions and Offices
         Business Address               Insurance Company                 with Registrant
Robert H. Benmosche                 Chairman of the Board, President,           None
MetLife, Inc. and                      Chief Executive Officer
Metropolitan Life Insurance            and Director
Company
One Madison Avenue
New York, NY   10010

Gerald Clark                         Vice-Chairman of the Board,               None
MetLife, Inc. and                       Chief Investment Officer
Metropolitan Life Insurance             and Director
Company
One Madison Avenue
New York, NY  10010

Joan Ganz Cooney                                Director                       None
Chairman, Executive Committee
Sesame Street Workshop
One Lincoln Plaza
New York, NY  10023

John C. Danforth                                Director                       None
Partner
Bryan Cave LLP
One Metropolitan Square
211 North Broadway, Suite 3600
St. Louis, MO 63102

Burton A. Dole, Jr.                             Director                       None
Retired Chairman of the Board
Nellcor Puritan Bennett, Inc.
P.O. Box 208
Pauma Valley, CA  92061

James R. Houghton                               Director                       None
Chairman of the Board Emeritus
Corning Incorporated
80 East Market Street, 2nd Floor
Corning, NY  14830

Harry P. Kamen                                  Director                       None
Retired Chairman of the Board
and Chief Executive Officer
Metropolitan Life Insurance
Company
One Madison Avenue
New York, NY   10010


                                     III-5



        Name and Principal          Positions and Offices with         Positions and Offices
         Business Address               Insurance Company                 with Registrant
Helene L. Kaplan                             Director                             None
Of Counsel
Skadden, Arps Slate
Meagher & Flom LLP
Four Times Square
New York, NY   10036


Catherine R. Kinney                          Director                             None
Co-Chief Operating Officer
President and Executive Vice Chairman
New York Stock Exchange, Inc.
11 Wall Street, 6th Floor
New York, NY  10005


Charles M. Leighton                          Director                             None
Retired Chairman of the Board
and Chief Executive Officer
CML Group, Inc.
51 Vaugh Hill Road
Bolton, MA  01740

Allen E. Murray                              Director                             None
Chairman-Retired
Mobil Corporation
375 Park Avenue
New York, NY 10022

Stewart G. Nagler                    Vice-Chairman of the Board,                  None
MetLife, Inc. and                        Chief Financial Officer
Metropolitan Life Insurance              and Director
Company
One Madison Avenue
New York, NY  10010

John J. Phelan, Jr.                             Director                          None
Former Chairman
and Chief Executive Officer
New York Stock Exchange, Inc.
P.O. Box 524
Locust Valley, NY  11560

Hugh B. Price                                   Director                          None
President and Chief Executive
Officer
National Urban League, Inc.
120 Wall Street, 7th & 8th Floors
New York, NY   10005


                                     III-6



        Name and Principal          Positions and Offices with         Positions and Offices
         Business Address               Insurance Company                 with Registrant
William C. Steere, Jr.                       Director                   None
Chairman of the Board
Pfizer Inc.
235 East 42nd Street
New York, NY   10016

Set forth below is a list of certain principal officers of Metropolitan Life Insurance Company ("Metropolitan Life"). The principal business address of each officer of Metropolitan Life is One Madison Avenue, New York, New York 10010.


             Name                            Position with Company              Position with Registrant
Gary A. Beller                   Senior Executive Vice-President and General              None
                                 Counsel

Robert H. Benmosche              Chairman of the Board, President, Chief                  None
                                 Executive Officer and Director

James M. Benson                  President, Individual Business; Chairman                 None
                                 of the Board, Chief Executive Officer
                                 and President, New England Life Insurance
                                 Company

Gwenn L. Carr                    Vice-President and Secretary                             None

Daniel J. Cavanagh               Executive Vice-President                                 None

Gerald Clark                     Vice-Chairman of the Board, Chief                        None
                                 Investment Officer and Director

C. Robert Henrikson              President, Institutional Business                        None

Jeffrey J. Hodgman               Executive Vice-President                                 None

Kernan F. King                   Executive Vice-President                                 None

Leland Launer                    Senior Vice-President and Treasurer                      None

Terence I. Lennon                Executive Vice-President                                 None

David A Levene                   Executive Vice-President                                 None

Stewart C. Nagler                Vice-Chairman of the Board, Chief                        None
                                 Financial Officer and Director



                                     III-7



             Name                            Position with Company              Position with Registrant
Catherine A. Rein                Senior Executive Vice-President; President               None
                                 and Chief Executive Officer of Metropolitan
                                 Property and Casualty Insurance Company

Stanley J. Talbi                 Senior Vice-President and Chief Actuary                  None
William J. Toppeta               President, International

Lisa M. Weber                    Executive Vice-President                                 None
Judy E. Weiss                    Executive Vice-President                                 None
Anthony J. Williamson            Senior Vice President and Treasurer                      None
Virginia M. Wilson               Senior Vice-President and Controller                     None


ITEM 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR REGISTRANT.

     The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:


                                     III-8

ORGANIZATIONAL STRUCTURE OF METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                             AS OF DECEMBER 31, 2001

Metropolitan Life Insurance Company (Metropolitan) is a wholly-owned subsidiary of MetLife, Inc, a publicly-traded company. The following is a list of subsidiaries of Metropolitan updated as of December 31 2001. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of Metropolitan. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of such indented entity and, therefore, an indirect subsidiary of Metropolitan. Certain inactive subsidiaries have been omitted from the Metropolitan Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.   Metropolitan Property and Casualty Insurance Company (RI)

     1) Metropolitan Group Property and Casualty Insurance Company (RI)

          a) Metropolitan Reinsurance Company (U.K.) Limited (United Kingdom)

     2) Metropolitan Casualty Insurance Company (RI)

     3) Metropolitan General Insurance Company (RI)

     4) Metropolitan Direct Property and Casualty Insurance Company (GA)

     5) MetLife Auto & Home Insurance Agency, Inc. (RI)

     6) Metropolitan Lloyds, Inc. (TX)

     7) Met P&C Managing General Agency, Inc. (TX)

     8) Economy Fire & Casualty Company (RI)

          a) Economy Preferred Insurance Company (RI)

          b) Economy Premier Assurance Company (RI)

B.   MetLife General Insurance Agency, Inc. (DE)

     1) MetLife General Insurance Agency of Alabama, Inc. (AL)

     2) MetLife General Insurance Agency of Kentucky, Inc. (KY)

     3) MetLife General Insurance Agency of Mississippi, Inc. (MS)

     4) MetLife General Insurance Agency of Texas, Inc. (TX)

     5) MetLife General Insurance Agency of North Carolina, Inc. (NC)

     6) MetLife General Insurance Agency of Massachusetts, Inc. (MA)

C.   Metropolitan Asset Management Corporation (DE)

     1) MetLife Capital, Limited Partnership (DE). Partnership interests in MetLife Capital, Limited Partnership are held by Metropolitan Life Insurance Company (90%) and General Partnership by Metropolitan Asset Management Corporation (10%).

     2) MetLife Capital Credit L.P. (DE). Partnership interests in MetLife Capital Credit L.P. are held by Metropolitan Life Insurance Company (90%) and General Partnership by Metropolitan Asset Management Corporation (10%).

          a) MetLife Capital CFLI Holdings, LLC (DE)

               i) MetLife Capital CFLI Leasing, LLC (DE)

     3) MetLife Financial Acceptance Corporation (DE). Metropolitan Asset Management Corporation holds 100% of the voting preferred stock of MetLife Financial Acceptance Corporation. Metropolitan Property and Casualty Insurance Company holds 100% of the non-voting common stock of MetLife Financial Acceptance Corporation.

     4) MetLife Investments Limited (United Kingdom). 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

     5) MetLife Investments Asia Limited (Hong Kong). One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

     6) MetLife Investments, S.A. (Argentina) 23rd Street Investment, Inc. holds one share of MetLife Investments, S.A.

D.   SSRM Holdings, Inc. (DE)

     1) State Street Research & Management Company (DE) is the sub-investment manager for the State Street Research Aggressive Growth Portfolio, State Street Research Diversified Portfolio, State Street Research Growth Portfolio, State Street Research Income Portfolio and State Street Research Aurora Small Cap Value Portfolio of Metropolitan Series Fund, Inc.

          a) State Street Research Investment Services, Inc. (MA)

     2) SSR Realty Advisors, Inc. (DE)

          a) Metric Management Inc. (DE)

          b) Metric Property Management, Inc. (DE)

          c) Metric Realty (DE). SSR Realty Advisors, Inc. and Metric Property Management, Inc. each hold 50% of the common stock of Metric Realty.

          d) Metric Capital Corporation (CA)

          e) Metric Assignor, Inc. (CA)

          f) SSR AV, Inc. (DE)

          g) SSR Development Partners LLC (DE)

E.   Metropolitan Tower Realty Company, Inc. (DE)

F.   MetLife Investors Group, Inc. (DE)

     1) MetLife Investors USA Insurance Company (DE)

     2) Security First Insurance Agency, Inc. (Massachusetts) (MA)

     3) Security First Insurance Agency, Inc. (Nevada) (NV)

     4) MetLife Investors Group of Ohio, Inc. (OH)

     5) MetLife Investors Distribution Company (DE)

     6) Met Investors Advisory Corp. (DE)

     7) Security First Financial Agency, Inc. (TX)

G.   MetLife CC Holding Company (DE)

H.   VirtualFinances.com, Inc. (DE)

I.   Metropolitan Tower Life Insurance Company (DE)

J.   MetLife Security Insurance Company of Louisiana (LA)

K.   Texas Life Insurance Company (TX)

     1) Texas Life Agency Services, Inc. (TX)

     2) Texas Life Agency Services of Kansas, Inc. (KS)

L.   MetLife Securities, Inc. (DE)

M.   23rd Street Investments, Inc. (DE)

     1) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR. 23rd Street Investments, Inc. is a 1% general partner.

     2) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

          a) Coating Technologies International, Inc (DE).

N. Santander Met, S.A. (Spain). Shares of Santander Met, S.A. are held by Metropolitan (50%) and by an entity (50%) unaffiliated with Metropolitan.

     1) Seguros Genesis, S.A. (Spain)

     2) Genesis Seguros Generales, Sociedad Anomina de Seguros y Reaseguros (Spain)

O.   Metropolitan Life Seguros de Vida S.A. (Uruguay)

     1) Jefferson Pilot Omega Seguros de Vida S.A (Uruguay)

P.   MetLife Holdings Luxembourg S.A. (Luxembourg)

Q.   Metropolitan Life Holdings, Netherlands BV (Netherlands)

R.   MetLife International Holdings, Inc. (DE)

     1) MetLife Insurance Company of the Philippines, Inc. (Philippines)

     2) Natiloportem Holdings, Inc. (DE)

          a) Servicios Administrativos Gen, S.A. de C.V.

          b) Metropolitan Insurance Services Limited. (United Kingdom) 50% of the shares is held by Metropolitan Life Insurance Company.

          c) Metropolitan Company Limited (Isle of Man)

          d) European Marketing Services S.r.l.- 95% of the shares is held by Natiloportem Holdings and 5% by MetLife International Holdings, Inc.

     3) Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

     4) Metropolitan Life Seguros de Retiro, S.A.

     5) Metropolitan Life Seguros de Vida S.A. (Argentina)

          a) Met AFJP S.A. (Argentina). Shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Retiro S.A. (5%) and by Metropolitan Life Seguros de Vida S.A. (95%).

     6) MetLife India Insurance Company Private Limited (India) -- is owned 26% by MetLife International Holdings, Inc. and 74% by third parties.

     7) MetLife Services Company Czechia, s.r.o. (Czech Republic) 10% of its shares is owned by Natiloportem Holdings, Inc.

     8)  Metropolitan Life Ubezpieczen na Zycie S.A. (Poland)

     9)  MetLife Saengmyoung Insurance Company Ltd. (Korea)

     10) Metropolitan Life Seguros E Previdencia Privada S.A. (Brazil)

          a) Seguradora America do Sul S.A. (Brazil) 99.89% is owned by Metropolitan Life Seguros E Previdencia Privado S.A.

S.   Metropolitan Marine Way Investments Limited (Canada)

T. P.T. MetLife Sejahtera (Indonesia) Shares of P.T. MetLife Sejahtera are held by Metropolitan (94.3%) and by an entity (5.7%) unaffiliated with Metropolitan.

U. Seguros Genesis S.A. (Mexico) Metropolitan holds 93.58%, and Metropolitan Asset Management Corporation holds 3.19%.

V.   Hyatt Legal Plans, Inc. (DE)

     1) Hyatt Legal Plans of Florida, Inc. (FL)

W.   One Madison Merchandising L.L.C. (CT)

X.   Metropolitan Realty Management, Inc. (DE)

     1) Edison Supply and Distribution, Inc. (DE)

     2) Cross & Brown Company (NY)

          a) CBNJ, Inc. (NJ)

Y.   MetPark Funding, Inc. (DE)

Z.   Transmountain Land & Livestock Company (MT)

AA.  MetLife Trust Company, National Association (United States)

AB.  Benefit Services Corporation (GA)

AC.  GA Holding Corp. (MA)

AD.  CRH Co., Inc. (MA)

AE.  334 Madison Euro Investments, Inc. (DE)

     1) Park Twenty Three Investments Company (United Kingdom) 1% Voting Control of Park Twenty Three Investment Company is held by St. James Fleet Investments Two Limited.

          a) Convent Station Euro Investments Four Company (United Kingdom) 1% voting control of Convent Station Euro Investments Four Company (United Kingdom) is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

AF.  L/C Development Corporation (CA)

AG. One Madison Investments (Cayco) Limited (Cayman Islands). 1% Voting Control of One Madison Investment (Cayco) Limited is held by Convent Station Euro Investments Four Company.

AH. New England Portfolio Advisors, Inc. (MA) A.D. CRB Co., Inc. (MA). (AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB Co., Inc.)

AI. St. James Fleet Investments Two Limited (Cayman Islands). Metropolitan Life Insurance Company owns 34% of St. James Fleet Investments Two Limited.

AJ.  MetLife New England Holdings, Inc. (DE)

     1) Fulcrum Financial Advisors, Inc. (MA)

     2) New England Life Insurance Company (MA)

          a) New England Life Holdings, Inc. (DE)

               i) New England Securities Corporation (MA)

                    (1) Hereford Insurance Agency, Inc. (MA)

                    (2) Hereford Insurance Agency of Alabama, Inc. (AL)

                    (3) Hereford Insurance Agency of Hawaii, Inc. (HI)

               ii) N.L. Holding Corp. (DEL) (NY)

                    (1) Nathan & Lewis Securities, Inc. (NY)

                    (2) Nathan & Lewis Associates, Inc. (NY)

                         (a) Nathan and Lewis Insurance Agency of Massachusetts,
                             Inc. (MA)

                        (b) Nathan and Lewis Associates of Texas, Inc. (TX)

     (3) Nathan & Lewis Associates-Arizona, Inc. (AZ)

     (4) Nathan & Lewis of Nevada, Inc. (NV)

          iii) MetLife Advisers, LLC (MA)

               b) Omega Reinsurance Corporation (AZ)

               c) New England Pension and Annuity Company (DE)

               d) Newbury Insurance Company, Limited (Bermuda)

AK.  GenAmerica Financial Corporation (MO)

     1) General American Life Insurance Company (MO)

          a) Paragon Life Insurance Company (MO)

          b) Security Equity Life Insurance Company (NY)

          c) Cova Corporation (MO)

               i)   MetLife Investors Insurance Company (MO)

                    (1) MetLife Investors Insurance Company of California (CA)

                    (2) First MetLife Investors Insurance Company (NY)

               ii)  Cova Life Management Company (DE)

                    (1) Cova Life Administration Services Company (IL)

                         d) General Life Insurance Company (TX)

                         e) Equity Intermediary Company (MO)

               i) Reinsurance Group of America, Incorporated. (MO) 9.6% of the voting shares of Reinsurance Group of America, Incorporated is held directly by Metropolitan Life Insurance Company. 48.9% is held by Equity Intermediary Company.

     (1) Reinsurance Company of Missouri Incorporated (MO)

          (a) RGA Reinsurance Company (MO)

               (i) Fairfield Management Group, Inc. (MO)

               1. Reinsurance Partners, Inc. (MO)

               2. Great Rivers Reinsurance Management, Inc. (MO)

               3. RGA (U.K.) Underwriting Agency Limited (United Kingdom)

     (2) Triad Re, Ltd. (Barbados) Reinsurance Group of America, Incorporated owns 100% of the preferred stock of Triad RE, Ltd. and 67% of the common stock.

     (3) RGA Americas Reinsurance Company, Ltd. (Barbados)

     (4) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

          (a) RGA Financial Group, L.L.C. (DE) 80% of RGA Financial Group, L.L.C. is owned by RGA Reinsurance Company (Barbados) Ltd. RGA Reinsurance Company owns 20% of RGA Financial Group, L.L.C.

     (5) RGA International Ltd. (CBCA) (Canada)

          (a)  RGA Canada Management Inc. (CBCA) Canada)

               (i)  RGA Life Reinsurance Company of Canada Limited (CBCA)
                    (Canada)

     (6) RGA Holdings Limited (United Kingdom)

          (a) RGA UK Services Limited (United Kingdom)

          (b) RGA Capital Limited U.K. (United Kingdom)

          (c) RGA Reinsurance (UK) Limited (United Kingdom)

     (7) RGA South African Holdings (Pty) Ltd. (South Africa)

          (a) RGA Reinsurance Company of South Africa Limited (South Africa)

     (8) RGA Australian Holdings Pty Limited (Australia)

          (a) RGA Reinsurance Company of Australia Limited (Australia)

     (9) General American Argentina Seguros de Vida, S.A. (Argentina)

     (10) RGA Argentina, S.A. (Argentina)

     (11) Regal Atlantic Company (Bermuda) Ltd. (Bermuda)

     (12) Malaysia Life Reinsurance Group Berhad. (Malaysia) Reinsurance Group of America, Incorporated owns 30% of Malaysia Life Reinsurance Group Berhad.

     (13) RGA Sigma Reinsurance SPC (Cayman Islands)

     (14) RGA International Co. (Nova Scotia)

          (a) RGA Financial Products Limited (Canada)

               f)   GenAm Holding Company (DE)

                    i)   Krisman, Inc. (MO)

                    ii) Genelco de Mexico S.A. de C.V. (Mexico) 99% of the shares of Genelco de Mexico S.A. de C.V. are held by Krisman, Inc. and 1% is held by General American Life Insurance Company.

                    iii) White Oak Royalty Company (OK)

                    iv)  GM Marketing Incorporated (MO)

               g)   John S. McSwaney & Associates, Inc. (ND)

               h) GenAmerica Management Corporation (MO) 22.5% of the voting shares of the GenAmerica Management Corporation are owned by General American Life Insurance Company and 10% of the voting shares of the GenAmerica Management Corporation are owned by A.G. Edwards. 67% of the common stock is owned by GenAmerica Financial Corporation.

     2) Collaborative Strategies, Inc. (MO)

     3) Missouri Reinsurance (Barbados) Inc. (Barbados)

     4) GenAmerica Capital I (DE)

     5) Walnut Street Securities, Inc. (MO)

          a) WSS Insurance Agency of Alabama, Inc. (AL)

          b) WSS Insurance Agency of Massachusetts, Inc. (MA)

          c) WSS Insurance Agency of Nevada, Inc. (NV)

          d) WSS Insurance Agency of Ohio, Inc. (OH)

          e) WSS Insurance Agency of Texas, Inc. (TX)

          f) Walnut Street Advisers, Inc. (MO)

     6) General American Distributors, Inc. (MO)

AL. MetLife Central European Services Spolka z Organiczona odpowiedzialmoscia (Poland)

AM.  MetLife (India) Private Ltd. (India)

AN.  Tossle Company (Cayman Islands)

AO.  MetDent, Inc. (DE)

AP.  334 Madison Avenue BTP-D Investor, LLC (DE)

AQ.  334 Madison Avenue BTP-E Investor, LLC (DE)

AR.  MetLife Holdings, Inc. (DE)

     1) MetLife Credit Corp. (DE)

     2) MetLife Funding Inc. (DE)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, Metropolitan (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan owns a 50% interest.

2) Metropolitan owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

4) Metropolitan indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), an indirect wholly owned subsidiary of Metropolitan.

5) 100% of the capital stock of Hereford Insurance Agency of Oklahoma, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

6) 100% of the capital stock of Fairfield Insurance Agency of Texas, Inc. is owned by an officer. New England Life Insurance Company controls the issuance of additional stock and has certain rights to purchase such officer's shares.

7) Mezzanine Investment Limited Partnerships (MILPs), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan serves as the general partner of the limited partnerships and Metropolitan directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following:
     Coating Technologies International, Inc.

NOTE: THE METROPOLITAN LIFE ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METROPOLITAN LIFE AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

Item 31.   Number of Contractowners

As of February 28, 2002, there were____owners of tax-qualified contracts and____ owners of non-qualified contracts offered by Registrant (to be supplied by Amendment).

Item 32.  Indemnification

Article IV of the Registrant's Amended and Restated Rules and Regulations provides for the indemnification of its directors and officers as follows:

"The Fund shall indemnify each of the members its Board of Managers and officers (including persons who serve at its request as directors, officers, or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal before any court or administrative or legislative body, in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a member or officer or by reason of his being or having been such a member or officer, except with respect to any matter as to which he shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund and except that no member or officer shall be indemnified against any liability to the Fund or its Contractholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Expenses, including counsel fees, so incurred by any such member or officer may be paid by the Fund in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Fund if it is ultimately determined that indemnification of such expenses is not authorized under this Article.

As to any matter disposed of by a compromise payment by such member or officer, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Fund, after notice that it involves such indemnification, (a) by a disinterested majority of the members of the Board of Managers then in office; or (b) by a majority of the disinterested members of the Board of Managers then in office; or (c) by any disinterested person or persons to whom the question may be referred by the Board of Managers, provided that in the case of approval pursuant to clause (b) or (c) there has been obtained an opinion in writing of independent legal counsel to the effect that such member or officer appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund and that such indemnification would not protect such member or officer against any liability to the Fund or its Contractholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or


                                     III-9
reckless disregard of the duties involved in the conduct of his office; or (d) by the Contractholders holding a majority of the votes at the time entitled to vote for members of the Board of Managers, exclusive of the votes of any interested member or officer. Approval by the Board of Managers pursuant to clause (a) or (b) or by any disinterested person or persons pursuant to clause
(c) of this paragraph shall not prevent the recovery from any officer or member of any amount paid to him in accordance with either of such clauses as indemnification if such officer or member is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund or to have been liable to the Fund or its Contractholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any member or officer of the Board of Managers may be entitled. As used in this Article, the terms "member" and "officer" include their respective heirs, executors and administrators, and an "interested" member or officer is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or had been pending, and a "disinterested person" is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending. Nothing contained in this Article shall affect any rights to indemnification to which Fund personnel other than members and officers may be entitled by contract or otherwise under law."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to managers, and affiliated persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a manager or affiliated person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such manager or affiliated person in connection with securities registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 33.  Business and Other Connections of Investment Adviser

Not applicable.



                                    III-10

Item 34. Principal Underwriters

    (a) New England Securities Corporation also serves as principal underwriter for:

           New England Zenith Fund
           New England Life Retirement Investment Account
           The New England Variable Account
           New England Variable Life Separate Account
           New England Variable Annuity Separate Account

    (b) The directors and officers of the Registrant's principal underwriter, New England Securities Corporation, and their addresses are as follows:


             Name                    Positions and Offices with          Positions and Offices with
                                       Principal Underwriter                     Registrant
Thomas W. McConnell*            Chairman of the Board of Directors,                 None
                                President, Chief Executive Officer
                                and Director
Steven J. Brash***              Assistant Treasurer                                 None
Mary M. Diggins**               Vice President, General Counsel,                    None
                                Secretary and Clerk
Johannes Etwaroo*               Vice President of Operations                        None
Thom A. Faria**                 Director                                            None
Anne M. Goggin**                Director                                            Chairman of the
                                                                                    Board of Managers,
                                                                                    President, Chief Executive
                                                                                    Officer and Manager
David Decker****                Vice President                                      None
Gregory M. Harrison***          Assistant Treasurer                                 None
Laura A. Hutner*                Vice President                                      None
Mitchell A. Karman**            Vice President                                      None
Rebecca Kovatch*                Field Vice President                                None
Joanne Logue**                  Vice President                                      None
Genevieve Martin*               Field Vice President                                None
Sean McNamara*****              Assistant Vice President                            None
James Reynolds*                 Vice President and Chief Financial
                                Officer                                             None
Robert F. Regan**               Vice President                                      None
Jonathan M. Rozek*              Vice President                                      None
Bette Skandalis**               Vice President                                      None
Michael E. Toland*              Vice President, Chief Compliance                    None
                                Officer, Assistant Secretary and
                                Assistant Clerk



                                     III-11

Principal Business Address:       * 399 Boylston Street, Boston, MA 02116
                                 ** 501 Boylston Street, Boston, MA 02116
                                *** MetLife - One Madison Avenue, New York, NY 10010
                               **** MetLife - 260 Madison Avenue, New York, NY 10016
                              ***** MetLife - 485-E US Highway South, Iselin, NJ 08830
                                ---------------------------------------------



(c)

       (1)                    (2)                     (3)                    (4)                  (5)

                        Net Underwriting          Compensation
 Name of Principal        Discounts and           Redemption or           Brokerage
 Underwriter               Commissions            Annuitization          Commissions        Other Compensation
New England
 Securities                [to be supplied by Amendment]  0                      0                    0
 Corporation


Commissions are paid on behalf of New England Securities Corporation directly to agents who are registered representatives of the principal underwriter.

Item 35. Location of Accounts and Records

The following companies will maintain possession of the documents required by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a)  Registrant

     (b)  New England Life Insurance Company
          501 Boylston Street
          Boston, Massachusetts 02116

     (c)  State Street Bank and Trust Company
          225 Franklin Street
          Boston, Massachusetts 02110

     (d)  New England Securities Corporation
          399 Boylston Street
          Boston, Massachusetts 02116

     (e)  Capital Growth Management Limited Partnership
          One International Place
          Boston, Massachusetts 02110


                                    III-12

Item 36. Management Services

         Not applicable

Item 37. Undertakings

Registrant hereby makes the following undertakings:

(1) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements contained in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2) To include either (a) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information or (b) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(3) To deliver a Statement of Additional Information and any financial statements required to be made available under this Form N-3 promptly upon written or oral request;

(4) To offer Contracts to participants in the Texas Optional Retirement Program in reliance upon Rule 6c-7 of the Investment Company Act of 1940 and to comply with paragraphs (a)-(d) of that Rule; and

(5) To comply with and rely upon the Securities and Exchange Commission No-Action Letter to the American Council of Life Insurance, dated November 28, 1988, regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940.

    Metropolitan Life Insurance Company represents that the fees and charges deducted under the Contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Contracts.

                                    III-13

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, New England Variable Annuity Fund I, has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and the Commonwealth of Massachusetts on the 25th day of February, 2002.


                                       NEW ENGLAND VARIABLE ANNUITY FUND I



                                       By:  /s/ Anne M. Goggin
                                            ------------------
                                            Anne M. Goggin
                                            Chairman of the Board of Managers


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on February 25, 2002 by the following persons, in the capacities indicated.



               Signature                                 Title
     *                                        Chairman of the Board of Managers, President,
----------------------------------------      Chief Executive Officer and Manager
Anne M. Goggin


     *                                        Manager
----------------------------------------
John J. Arena

     *                                        Manager
----------------------------------------
Edward J. Benjamin

     *                                        Manager
----------------------------------------
Mary Ann Brown

     *                                        Manager
----------------------------------------
John W. Flynn

     *                                        Manager
----------------------------------------
Nancy Hawthorne





                                    III-14


           Signature                            Title

     *                                 Manager
-----------------------------------
John T. Ludes

     *                                 Manager
-----------------------------------
Dale Rogers Marshall






By: /s/  Michele H. Abate
    -----------------------
    Michele H. Abate
    Attorney-in-fact
    February 25, 2002


* New England Variable Annuity Fund I. Executed by Michele H. Abate, Esq. on behalf of those indicated pursuant to Powers of Attorney which is incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-3 (File No. 333-11137) filed on
    April 23, 2001.



                                    III-15

                                   SIGNATURES



       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, Metropolitan Life Insurance Company, has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 25th day of February, 2002.


                                     METROPOLITAN LIFE INSURANCE COMPANY


                                     By:  /s/  Gary A. Beller, Esq.
                                          ------------------------
                                          Gary A. Beller, Esq.
                                          Senior Executive Vice President
                                          and General Counsel


Attest:  /s/  James D. Gaughan
         ----------------------
         James D. Gaughan
         Assistant Secretary



       Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on February 25, 2002, by the following persons, in the capacities indicated.



               Signature                                 Title

        *                                        Chairman of the Board, President,
------------------------------------                 Chief Executive Officer
   Robert H. Benmosche                                   and Director

        *                                           Vice-Chairman of the Board,
------------------------------------                 Chief Investment Officer
   Gerald Clark                                          and Director


        *                                           Vice-Chairman of the Board,
------------------------------------             Chief Financial Officer (Principal
   Stewart G. Nagler                              Financial Officer) and Director


        *                                           Senior Vice President and
------------------------------------            Controller (Principal Accounting
   Virginia M. Wilson                                      Officer)

        *                                                   Director
------------------------------------
   Curtis H. Barnette


                                    III-16


               Signature                                 Title
        *                                                   Director
------------------------------------
   Joan Ganz Cooney

        *                                                   Director
------------------------------------
   John C. Danforth

        *                                                   Director
------------------------------------
   Burton A. Dole, Jr.

        *                                                   Director
------------------------------------
   James R. Houghton

        *                                                   Director
------------------------------------
   Harry P. Kamen

        *                                                   Director
------------------------------------
   Helene L. Kaplan


                                                            Director
------------------------------------
   Catherine R. Kinney


        *                                                   Director
------------------------------------
   Charles M. Leighton


                                                            Director
------------------------------------
   Allen E. Murray


        *                                                   Director
------------------------------------
   John J. Phelan, Jr.

        *                                                   Director
------------------------------------
   Hugh B. Price


                                    III-17


               Signature                                 Title

         *                                                  Director
-------------------------------------------
  William C. Steere, Jr.




/s/  Christopher P. Nicholas
-------------------------------------------
Christopher P. Nicholas
Attorney-in-fact
February 25, 2002


* Metropolitan Life Insurance Company. Executed by Christopher P. Nicholas, Esq. on behalf of those indicated pursuant to Powers of Attorney which are incorporated herein by reference to the Registration Statement on Form N-3 (File No. 333-11137) filed on August 30, 1996, except for Gerald Clark, Burton A. Dole, Jr. and Charles M. Leighton whose powers of attorney were filed with Post-Effective Amendment No. 1 to the Registration Statement on Form N-3 (File No. 333-11137) filed April 30, 1997; Robert H. Benmosche and Stewart G. Nagler whose powers of attorney were filed with the Post-Effective Amendment No. 23 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 2-90380) filed April 3, 1998; William C. Steere, Jr. whose power of attorney was filed with Post-Effective Amendment No. 8 to the Registration Statement of Metropolitan Life Separate Account UL on Form S-6 (File No. 33-57320) filed April 23, 1999; Virginia M. Wilson whose power of attorney was filed with Pre-Effective Amendment No. 2 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 333-80547) filed November 1, 1999; and John C. Danforth whose power of attorney was filed with Post-Effective Amendment No. 27 to the Registration Statement of Metropolitan Life Separate Account E on Form N-4 (File No. 2-90380) filed on April 3, 2001.


                                    III-18

                                 Exhibit Index
                                 -------------




(8)(iv) Amended and Restated Charter of Metropolitan Life Insurance Company, dated October 31, 2001 (effective November 27, 2001), filed herewith.


(17)(iii) Code of Ethics of Metropolitan Series Fund, Inc. is incorporated herein by reference.

    (iv) Code of Ethics of MetLife Advisers, LLC is incorporated herein by reference.